Exhibit 10.20

CLIFFORD	CLIFFORD CHANCE LLP

CHANCE

CONFORMED COPY

DATED 13 JULY 2009

STANDARD CHARTERED BANK
as Senior Facility Agent

BNP PARIBAS SA
as Junior Facility Agent

The Senior Lenders
The Junior Lenders

KOSMOS ENERGY FINANCE
as Borrower

KOSMOS ENERGY DEVELOPMENT
AND
KOSMOS ENERGY GHANA HC
as Original Obligors

BNP PARIBAS SA
acting as Security Trustee

and others

INTERCREDITOR AGREEMENT

THIS AGREEMENT is dated 13 July 2009 and made between:

(1)                                  STANDARD CHARTERED BANK as Senior Facility Agent;

(2)                                  THE FINANCIAL INSTITUTIONS named on the signing pages as Senior Lenders;

(3)                                  STANDARD CHARTERED BANK, BNP PARIBAS SA, SOCIÉTÉ GÉNÉRALE, CALYON, ABSA BANK LIMITED, AFRICA FINANCE CORPORATION, INTERNATIONAL FINANCE CORPORATION and CORDIANT EMERGING LOAN FUND III, L.P. as mandated lead arrangers of the Senior Facilities (in such capacity, the “Senior Arrangers”);

(4)                                  BNP PARIBAS SA as Junior Facility Agent;

(5)                                  THE FINANCIAL INSTITUTIONS named on the signing pages as Junior Lenders;

(6)                                  STANDARD CHARTERED BANK, BNP PARIBAS, INTERNATIONAL FINANCE CORPORATION and AFRICA FINANCE CORPORATION as mandated lead arrangers of the Junior Facilities (in such capacity, the “Junior Arrangers”);

(7)                                  KOSMOS ENERGY DEVELOPMENT (incorporated under the laws of the Cayman Islands with registration number 225879) (the “KED”);

(8)                                  KOSMOS ENERGY GHANA HC (incorporated under the laws of the Cayman Islands with registration number 135710) (“Kosmos”);

(9)                                  KOSMOS ENERGY FINANCE (incorporated under the laws of the Cayman Islands with registration number 225882) (the “Borrower”); and

(10)                            BNP PARIBAS SA as security trustee for the Secured Parties (the “Security Trustee”).

IT IS AGREED as follows:

1.             DEFINITIONS AND INTERPRETATION

1.1                                 Definitions

In this Agreement, unless the context otherwise requires or as otherwise defined in this Agreement, words and expressions defined in clause 1 of the definitions agreement (the “Definitions Agreement”) dated the date of this Agreement made between, among others, the parties to this Agreement have the same meanings when used herein. In addition:

“1992 ISDA Master Agreement” means the Master Agreement (Multicurrency - Cross Border) as published by the International Swaps and Derivatives Association, Inc.

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Acceleration Event” means a Senior Acceleration Event or a Junior Acceleration Event.

“Agent” means each of the Senior Facility Agent and the Junior Facility Agent.

“Agent Liabilities” means all present and future liabilities and obligations, actual and contingent, of any Obligor to any Agent under the Finance Documents.

“Arranger” means each Senior Arranger and each Junior Arranger.

“Borrowing Liabilities” means, in relation to an Obligor, the liabilities (not being Guarantee Liabilities) it may have as a principal debtor to a Creditor, or Obligor in respect of Financial Indebtedness arising under the Finance Documents (whether incurred solely or jointly).

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Close-Out Netting” means:

(a)                                  in respect of a Hedging Agreement based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) of the 1992 ISDA Master Agreement before the application of any subsequent Set-off (as defined in the 1992 ISDA Master Agreement);

(b)                                 in respect of a Hedging Agreement based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) of the 2002 ISDA Master Agreement; and

(c)                                  in respect of a Hedging Agreement not based on an ISDA Master Agreement, any step involved on a termination of the hedging transactions under that Hedging Agreement pursuant to any provision of that Hedging Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above.

“Common Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Secured Parties in respect of their Liabilities.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Creditor Conflict” means, at any time prior to the Senior Discharge Date, a conflict between:

(a)           the interests of any Senior Creditor, and

(b)           the interests of any Junior Lender.

“Creditor/Agent Accession Undertaking” means:

(a)           an undertaking substantially in the form set out in Schedule 2 (Form of Creditor/Agent Accession Undertaking); or

(b)           a Transfer Certificate.

“Creditors” means the Senior Lenders, the Junior Lenders and the Hedge Counterparties.

“Debt Purchase Transaction” means, in relation to a person, a transaction where such person:

(c)                                  purchases by way of assignment or transfer;

(d)                                 enters into any sub-participation in respect of; or

(e)                                  enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

any Commitment or amount outstanding under the Senior Facility Agreements or the Junior Facility Agreements.

“Definitions Agreement” has the meaning ascribed above to such term.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Security Trustee.

“Disposal Proceeds” has the meaning given to that term in Clause 10 (Disposals).

 “Distress Event” means any of:

(a)                                  an Acceleration Event; or

(b)                                 the enforcement of any Transaction Security in accordance with the terms of the Security Documents.

“Distressed Disposal” means a disposal of an asset of a member of the Group or KEI which is:

(a)                                  being effected at the request of the Majority Senior Lenders or, as the case may be, the Majority Junior Lenders in circumstances where the Transaction Security has become enforceable in accordance with the terms of the Finance Documents;

(b)                                 being effected by enforcement of the Transaction Security in accordance with the terms of the Security Documents; or

(c)                                  being effected, after the occurrence of a Distress Event, by an Obligor to a person or persons which is not a member of the Group.

“Dollar Currency Amount” means, in relation to an amount, that amount converted (to the extent not already denominated in USD) into USD at the Security Trustee’s Spot Rate of Exchange on the Business Day prior to the relevant calculation.

“Enforcement Action” means:

(a)                                  in relation to any Liabilities:

(i)                                     the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Senior Lender or a Junior Lender to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Finance Documents);

(ii)                                  the making of any declaration that any Liabilities are payable on demand;

(iii)                               the making of a demand in relation to a Liability that is payable on demand;

(iv)                              the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(v)                                 the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability);

(vi)                              the exercise of any right of set-off, account combination or payment netting against any member of the Group or KEI in respect of any Liabilities other than the exercise of any such right:

(A)                              as Close-Out Netting by a Hedging Counterparty;

(B)                                as Payment Netting by a Hedging Counterparty;

(C)                                as Inter-Hedging Agreement Netting by a Hedging Counterparty; or

(D)                               which is otherwise expressly permitted under the CTA, the Senior Facility Agreements or the Junior Facility Agreements to the extent that the exercise of that right gives effect to a Permitted Payment; and

(vii)                           the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group or KEI to recover any Liabilities;

(b)                                 the premature termination or close-out of any hedging transaction under any Hedging Agreement;

(c)                                  the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

(d)                                 the entering into of any composition, compromise, assignment or arrangement with KEI or any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 14 (Changes to the Parties)); or

(e)                                  the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, provisional liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration, reorganisation merger or consolidation of any member of the Group or KEI which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s or KEI’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group or KEI, or any analogous procedure or step in any jurisdiction except that the following shall not constitute Enforcement Action:

(i)                                     the taking of any action falling within paragraphs (a)(vii) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; or

(ii)                                  a Hedging Counterparty, LC Issuing Bank or Junior Lender bringing legal proceedings against any person solely for the purpose of:

(A)                              obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Finance Document to which it is party;

(B)                                obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(C)                                requesting judicial interpretation of any provision of any Finance Document to which it is party with no claim for damages.

“Final Discharge Date” means the later to occur of the Senior Discharge Date and the Junior Discharge Date.

“Group” means KED and each of each subsidiaries from time to time.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities under the Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor or Obligor as or as a result of its being a guarantor or surety (including, without limitation, liabilities arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Finance Documents).

“Hedging Counterparty” means:

(a)                                  any person which is named on the signing pages as a Hedging Counterparty and;

(b)                                 any person which becomes Party as a Hedging Counterparty pursuant to Clause 14.5 (Creditor/Agent Accession Undertaking).

“Hedging Liabilities” means the Liabilities owed by any Obligor to the Hedge Counterparties under or in connection with the Hedging Agreements.

“Insolvency Event” means, in relation to any member of the Group or KEI:

(a)                                  any resolution is passed or order made for the winding up, dissolution or administration of that member of the Group or KEI or a moratorium is declared in relation to any indebtedness of that member of the Group or KEI;

(b)                                 any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)                                  the appointment of any liquidator, provisional liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of that member of the Group or KEI or any of its assets; or

(d)           any analogous procedure or step is taken in any jurisdiction.

“Instructing Group” means at any time:

(a)                                  prior to the Senior Discharge Date, the Majority Senior Creditors; and

(b)                                 on or after the Senior Discharge Date, the Majority Junior Lenders.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 20 (Consents, Amendments and Override).

“Inter-Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedging Counterparty against liabilities owed to an Obligor by that Hedging Counterparty under a Hedging Agreement in respect of Hedging Liabilities owed to that Hedging Counterparty by that Obligor under another Hedging Agreement.

“ISDA Master Agreement” means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.

“Junior Acceleration Event” means the Junior Facility Agent exercising any of its rights under clause 29.20 (Acceleration - all Lenders) or 29.21 (Acceleration - IFC and the Banks) of the CTA.

“Junior Discharge Date” means the first date on which all Junior Liabilities have been fully and finally discharged, whether or not as a result of an enforcement, and the Junior

Lenders are under no further obligation to provide financial accommodation to any of the Obligors under the Finance Documents.

“Junior Facility Agent Liabilities” means the Agent Liabilities owed by the Obligors to the Junior Facility Agent under or in connection with the Finance Documents.

“Junior Enforcement Notice” has the meaning given to that term in Clause 5.11 (Permitted Enforcement: Junior Lenders).

“Junior Liabilities” means the Liabilities owed by the Obligors to the Junior Lenders under or in connection with the Finance Documents (other than the Hedging Agreements).

“Junior Mandatory Prepayment” means a mandatory prepayment of any of the Junior Liabilities pursuant to clause 10.4 or 10.6 of the CTA.

“Junior Mandatory Prepayment Waiver” means, in relation to a Senior Mandatory Prepayment Waiver, any amendment or waiver of the corresponding requirement to make the Junior Mandatory Prepayment which corresponds with, and is in the same amount as, the Senior Mandatory Prepayment which is the subject of that Senior Mandatory Prepayment Waiver.

“Junior Payment Event of Default” means an Event of Default arising under clause 29.1 (B) (Non-payment) of the CTA in respect of the Junior Liabilities.

“Junior Payment Stop Event” means an Event of Default under the CTA (other than an Event of Default arising under clause 29.1 (A) (Non-payment) of the CTA) which is notified to the Security Trustee by the Senior Facility Agent (acting on the instructions of the Majority Senior Creditors).

“Junior Payment Stop Notice” has the meaning given to that term in Clause 5.3 (Issue of Junior Payment Stop Notice).

“Liabilities” means all present and future liabilities and obligations at any time of any Obligor or KEI to any Creditor under the Finance Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)                                  any refinancing, novation, deferral or extension;

(b)                                 any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)                                  any claim for damages or restitution; and

(d)                                 any claim as a result of any recovery by any Obligor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Liabilities Acquisition” means, in relation to a person and to any Liabilities, a transaction where that person:

(a)                                  purchases by way of assignment or transfer;

(b)                                 enters into any sub-participation in respect of; or

(c)                                  enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

the rights and benefits in respect of those Liabilities.

“Majority Senior Creditors” means, at any time, prior to a Distress Event occurring, the Majority Senior Lenders and thereafter those Senior Creditors whose Senior Credit Participations at that time aggregate more than 66 2/3 per cent of the total Senior Credit Participations at that time.

“Mandatory Prepayment” means a Senior Mandatory Prepayment or a Junior Mandatory Prepayment.

“Non-Distressed Disposal” has the meaning given to such term in Clause 10.1 of this Agreement.

“Obligor” means each Original Obligor and any person which becomes a Party as an Obligor in accordance with the terms of Clause 14 (Changes to the Parties).

“Obligor Accession Deed” means a deed substantially in the form set out in Schedule 1 (Form of Obligor Accession Deed).

“Obligor Liabilities” means, in relation to any Obligor or KEI, any liabilities owed to any Obligor (whether actual or contingent and whether incurred solely or jointly) by that Obligor or KEI.

“Original Obligors” means the Borrower, KEG and KED.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).

“Payment Netting” means:

(a)                                  in respect of a Hedging Agreement or a Hedging Ancillary Document based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and

(b)                                 in respect of a Hedging Agreement or a Hedging Ancillary Document not based on an ISDA Master Agreement, netting pursuant to any provision of that Hedging Agreement or a Hedging Ancillary Document which has a similar effect to the provision referenced in paragraph (a) above.

“Permitted Hedge Payments” means the Payments permitted by Clause 4.3 (Permitted Payments: Hedging Liabilities).

“Permitted Junior Payments” means the Payments permitted by Clause 5.2 (Permitted Payments: Junior Liabilities).

“Permitted Payment” means a Permitted Hedge Payment, a Permitted Junior Payment or a Permitted Senior Lender Payment.

“Permitted Senior Lender Payments” means the Payments permitted by Clause 3.1 (Payment of Senior Lender Liabilities).

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

“Recoveries” has the meaning given to that term in Clause 11.1 (Order of Application).

“Relevant LC Issuing Bank” means, in respect of any SFA Cash Cover, the LC Issuing Bank (if any) for which that SFA Cash Cover is provided.

“Relevant Liabilities” means:

(a)                                  in the case of a Creditor:

(i)                  the Liabilities owed to Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor (as the case may be) together with all Agent Liabilities owed to the Agent of those Creditors; and

(ii)               all present and future liabilities and obligations, actual and contingent, of the Obligors to the Security Trustee; and

(b)                                 in the case of an Obligor, the Liabilities owed to the Creditors together with the Agent Liabilities owed to the Agent of those Creditors and all present and future liabilities and obligations, actual and contingent, of the Obligors to the Security Trustee.

“Retiring Security Trustee” has the meaning given to that term in Clause 13 (Change of Security Trustee and Delegation).

“Secured Obligations” means all the Liabilities and all other present and future obligations at any time due, owing or incurred by any member of the Group or KEI to any Secured Party under the Finance Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity.

“Secured Parties” means the Security Trustee, any Receiver or Delegate and each of the Agents, the Arrangers and the Creditors from time to time but, in the case of each Agent,

Arranger or Creditor, only if it is a party to this Agreement or (in the case of an Agent or a Creditor) has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 14.5 (Creditor/Agent Accession Undertaking).

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Trustee’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”) the Security Trustee’s spot rate of exchange for the purchase of the Second Currency with the First Currency in the London foreign exchange market at or about 11:00 am (London time) on a particular day, which shall be notified by the Security Trustee in accordance with paragraph (d) of Clause 12.6 (Security Trustee’s obligations).

“Security Documents” means:

(a)                                  each of the Security Documents (as defined in the Definitions Agreement);

(b)                                 any other document entered into at any time by any of the Obligors creating any guarantee, indemnity, Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Obligations; and

(c)                                  any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a) and (b) above.

“Security Property” means:

(a)                                  the Transaction Security expressed to be granted in favour of the Security Trustee as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)                                 all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Liabilities to the Security Trustee as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by an Obligor in favour of the Security Trustee as trustee for the Secured Parties;

(c)                                  the Security Trustee’s interest in any trust fund created pursuant to Clause 7 (Turnover of Receipts);

(d)                                 any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Trustee is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties.

“Senior Acceleration Event” means the Senior Facility Agent exercising any of its rights under clause 29.20 (Acceleration - all Lenders) or 29.21 (Acceleration - IFC and the Banks) of the CTA.

“Senior Creditors” means the Senior Lenders and the Hedge Counterparties.

“Senior Credit Participation” means, in relation to a Senior Creditor, the aggregate of:

(a)                                  all amounts actually and contingently accrued to it under the Senior Facility Agreements and the CTA, if any; and

(b)                                 in respect of any hedging transaction of that Senior Creditor under any Hedging Agreement that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Senior Creditor and as calculated in accordance with the relevant Hedging Agreement); and

(c)                                  after the Senior Lender Discharge Date only, in respect of any hedging transaction of that Senior Creditor under any Hedging Agreement that has, as of the date the calculation is made, not been terminated or closed out:

(i)                  if the relevant Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Obligor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)               if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Obligor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Senior Creditor and as calculated in accordance with the relevant Hedging Agreement.

“Senior Deferral” means, at any time, a deferral (by more than twelve months of the relevant due date) of any scheduled repayment which would have fallen due to the Senior Lenders under the Finance Documents prior to that time but for that deferral, to the extent that, at that time, that scheduled repayment has not been made.

“Senior Deferral Amount” means, in relation to a Senior Deferral, the amount of the scheduled repayment subject to that Senior Deferral.

“Senior Discharge Date” means the first date on which all Senior Liabilities have been fully and finally discharged, whether or not as the result of an enforcement, and the Senior Creditors are under no further obligation to provide financial accommodation to any of the Obligors under the Finance Documents.

“Senior Facility Agent Liabilities” means the Agent Liabilities owed by the Obligors to the Senior Facility Agent under or in connection with the Finance Documents.

“Senior Headroom” means, at any time and in relation to:

(a)                                  a Senior Mandatory Prepayment Waiver (the “Relevant Senior Mandatory Prepayment Waiver”); and

(b)                                 a Senior Deferral Amount (the “Relevant Senior Deferral Amount”),

USD 75,000,000 less:

(a)                                  the Dollar Currency Amount of an amount equal to the aggregate amount which would have been required to be prepaid as a Senior Mandatory Prepayment prior to that time but which has not been prepaid because of one or more Senior Mandatory Prepayment Waivers, other than:

(i)                  the Relevant Senior Mandatory Prepayment Waiver;

(ii)               to the extent that there has been a Junior Mandatory Prepayment Waiver in relation to the Senior Mandatory Prepayment Waiver(s); and

(iii)            any Senior Mandatory Prepayment Waiver which has been agreed to by the Majority Junior Lenders; and

(b)                                 the Dollar Currency Amount of an amount equal to the aggregate Senior Deferral Amounts other than:

(i)                  the Relevant Senior Deferral Amount; and

(ii)               any Senior Deferral Amount relating to a Senior Deferral which has been agreed to by the Majority Junior Lenders.

“Senior Lender Discharge Date” means the first date on which all Senior Lender Liabilities have been fully and finally discharged to the satisfaction of the Senior Facility Agent, whether or not as the result of an enforcement, and the Senior Lenders are under no further obligation to provide financial accommodation to any of the Obligors under any of the Finance Documents.

“Senior Lender Liabilities” means the Liabilities owed by the Obligors to the Senior Lenders under the Finance Documents (other than the Hedging Agreements).

“Senior Lender Refinancing” means a refinancing (or repayment) and cancellation in full of the Senior Lender Liabilities.

“Senior Liabilities” means the Senior Lender Liabilities and the Hedging Liabilities.

“Senior Mandatory Prepayment” means a mandatory prepayment of any of the Senior Lender Liabilities pursuant to clause 10 of the CTA.

“Senior Mandatory Prepayment Waiver” means any amendment or waiver of the requirement to make a Senior Mandatory Prepayment.

“Senior Payment Default” means an Event of Default under clause 29.1(A) (Non-payment) of the CTA relating to amounts payable to the Senior Lenders under the Finance Documents.

“SFA Cash Cover” has the meaning given to the term “cash cover” in clause 7.1(B)(viii) of the CTA.

“Sponsor Affiliate” means each of Blackstone Capital Partners (Cayman) IV LP, Warburg Pincus Private Equity VIII, L.P. and Warburg Pincus International Partners, L.P. (each a “Sponsor Management Company”), each of their Affiliates, any trust of which a Sponsor Management Company or any of their Affiliates is a trustee, any partnership of which a Sponsor Management Company or any of their Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, a Sponsor Management Company or any of their Affiliates provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by a Sponsor Management Company or any of their Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Security Documents.

1.2                                 Construction

(a)                                  Unless a contrary indication appears, the rules of construction and interpretation set out in clause 2 (Interpretation and Construction) of the Definitions Agreement. In addition a reference in this Agreement to:

(i)                           any “Agent”, “Arranger”, “Borrower”, “Creditor”, “Hedging Counterparty”, “LC Issuing Bank”, “Junior Facility Agent”, “Junior Arranger”, “Junior Lender”, “KEI” “Obligor”, “Party”, “Security Trustee”, “Senior Facility Agent”, “Senior Arranger”, “Senior Creditor” or “Senior Lender” shall, subject to paragraph (iii) below, be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)                        any “Agent”, “Arranger”, “Creditor”, “Obligor”, “Hedging Counterparty”, “LC Issuing Bank”, any “Party”, or the “Security Trustee” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Trustee, any person for the time being appointed as Security Trustee or Security Trustees in accordance with this Agreement;

(iii)                     any reference to a Lender includes a reference to such Lender in its capacity as LC Issuing Bank, Technical Bank or Account Bank;

(iv)                    “assets” includes present and future properties, revenues and rights of every description;

(v)                       a “Finance Document” or any other agreement or instrument is (other than a reference to a “Finance Document” or any other agreement or instrument in “original form”) a reference to that Finance Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(vi)                    “enforcing” (or any derivation) the Transaction Security shall include the appointment of an administrator of an Obligor by the Security Trustee;

(vii)                 “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)              the “original form” of a “Finance Document” or any other agreement or instrument is a reference to that Finance Document, agreement or instrument as originally entered into;

(ix)                      a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(x)                         a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; and

(xi)                      a provision of law is a reference to that provision as amended or re-enacted.

(b)                                 Section, Clause and Schedule headings are for ease of reference only.

(c)                                  A Default is “continuing” if it has not been remedied or waived.

(d)                                 The determination that a Junior Payment Stop Notice is “outstanding” is to be made by reference to the provisions of Clause 5.3 (Issue of Junior Payment Stop Notice).

(e)                                  A Junior Lender providing “cash cover” for a Letter of Credit means a Junior Lender paying an amount in the currency of the Letter of Credit to an interest-bearing account in the name of the Junior Lender and the following conditions being met:

(i)                           the account is with the LC Issuing Bank that issued such Letter of Credit;

(ii)                        until no amount is or may be outstanding under that Letter of Credit withdrawals from the account may only be made to pay such LC Issuing Bank amounts due and payable to it under the Senior Facility Agreements in respect of that Letter of Credit; and

(iii)                     the Junior Lender has executed a security document over the account, in form and substance satisfactory to such LC Issuing Bank with which that account is held, creating a first ranking security interest over that account.

1.3                                 Third Party Rights

(a)                                  Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)                                 Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)                                  Any Receiver, Delegate or any other person described in Clause 12.9 (No Proceedings) may, subject to this Clause 1.3 (Third Party Rights) and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

2.                                       RANKING AND PRIORITY

2. l                                 Creditor Liabilities

Each of the Parties agrees that the Liabilities owed by the Obligors to the Creditors shall rank in right and priority of payment in the following order and are postponed and subordinated to any prior ranking Liabilities as follows:

(a)                                  first, the Senior Lender Liabilities and the Hedging Liabilities pari passu and without any preference between them; and

(b)                                 second, the Junior Liabilities.

2.2                                 Transaction Security

Each of the Parties agrees that the Transaction Security shall rank and secure the following Liabilities (but only to the extent that such Transaction Security is expressed to secure those Liabilities) in the following order:

(a)                                  first, the Senior Lender Liabilities and the Hedging Liabilities pari passu and without any preference between them; and

(b)                                 second, the Junior Liabilities.

3.                                       SENIOR LENDERS AND SENIOR LENDER LIABILITIES

3.1                                 Payment of Senior Lender Liabilities

The Obligors may make Payments of the Senior Lender Liabilities at any time in accordance with the Finance Documents.

3.2                                 Amendments and Waivers: Senior Lenders

(a)                                  Subject to paragraphs (b) and (c) below, the Majority Senior Lenders may amend or waive the terms of the Finance Documents in accordance with the terms of the CTA at any time.

(b)                                 The Majority Senior Lenders may not amend or waive the terms of the Finance Documents if the amendment or waiver is, in relation to the original form of the Finance Documents:

(i)                  an amendment or waiver constituting an increase in the Margin, or the inclusion of an additional margin, relating to the Senior Lender Liabilities other than such an increase or addition which is:

(A)                    contemplated by the original form of the Finance Documents; or

(B)                      not so contemplated but which is made pursuant to an agreement with the relevant Obligors prior to completion of primary syndication of the Senior Facilities and is intended to enhance the prospects of a successful syndication of the Senior Facilities.

(ii)               an amendment or waiver constituting an increase in, or addition of, any fees or commission other than such an increase or addition which is:

(A)                    contemplated by the original form of the Finance Documents;

(B)                      not so contemplated but which is made pursuant to an agreement with the relevant Obligors prior to completion of primary syndication of the Senior Facilities and is intended to enhance the prospects of a successful syndication of the Senior Facilities; or

(C)                      described in paragraph (a)(i) of Clause 3.3 (Increase of margin or fees: Senior Lenders);

(iii)            a Senior Mandatory Prepayment Waiver unless:

(A)                    there is, in relation to that Senior Mandatory Prepayment Waiver, a Junior Mandatory Prepayment Waiver, or

(B)                      the amount of the Senior Mandatory Prepayment which is the subject of that Senior Mandatory Prepayment Waiver does not exceed the Senior Headroom at that time;

(iv)           an amendment or waiver which results in a Senior Deferral unless the Senior Deferral Amount of that Senior Deferral does not exceed the Senior Headroom at that time;

(v)              an amendment or waiver which results in any deferral of any scheduled repayment of the Senior Lender Liabilities to a date more than 150 days after the Final Maturity Date for the Senior Facilities; or

(vi)           an amendment or waiver the effect of which is to make any Obligor liable to make additional or increased payments not:

(A)                    provided for under the original form of the Finance Documents;

(B)                      described in Clause 33 (Increase of principal, margin or fees: Senior Lenders); or

(C)                      permitted as a consequence of paragraphs (i) to (v) above,

unless the prior consent of the Majority Junior Lenders is obtained.

(c)                                  Without prejudice to Clause 10.2 (Distressed Disposals), the Majority Senior Lenders may not:

(i)                  amend or waive the terms of the Finance Documents if the amendment or waiver:

(A)                    would have the effect of changing, or relates to, the nature or scope of the guarantee and indemnity granted under clause 25 (Guarantee and Indemnity) of the CTA; or

(B)                      relates to the release of any guarantee and indemnity granted under clause 25 (Guarantee and Indemnity) of the CTA unless expressly envisaged by the original form of a Senior Finance Document or relating to a sale or disposal of an asset which is a Non-Distressed Disposal; or

(ii)               consent to the resignation of an Obligor which has granted a guarantee and indemnity under clause 25 (Guarantee and Indemnity) of the CTA unless each Hedging Counterparty has notified the Security Trustee that no payment is due to it from that member of the Group under clause 25 (Guarantee and Indemnity) of the CTA, unless the prior consent of the Hedge Counterparties is obtained.

3.3                                 Increase of margin or fees: Senior Lenders

(a)                                  The Majority Senior Lenders may from time to time if permitted under the terms of the CTA):

(i)                  increase (in aggregate over the duration of the Senior Facilities) the applicable Margin relating to the Senior Facilities such that the effect of that increase (when aggregated with any increase or addition pursuant to paragraph (ii)(B) below) is that the Margin relating to the Senior Facilities is increased by up to 2 per cent. per annum;

(ii)               increase, or add, fees or commission relating to the Senior Facilities if:

(A)                    that increase or addition is in consideration for the amendment or waiver of, or the giving of a consent under, any term of a Finance Document; or

(B)                      the effect of that increase or addition (in aggregate over the duration of the Senior Facilities), when amortised (on a straight line basis) over the period ending on the Final Maturity Date in respect of the Senior Facilities and aggregated with any increase in Margin pursuant to paragraph (i) above is no greater than the effect of the maximum increase in Margin permitted under paragraph (i) above.

(b)                                 Paragraphs (a)(i) and (a)(ii) above shall not restrict any variation which is:

(i)                  described in paragraphs (b)(i)(A) or (b)(i)(B) of Clause 3.2 (Amendments and Waivers: Senior Lenders); or

(ii)               described in paragraphs (b)(ii)(A) or (b)(ii)(B) of Clause 3.2 (Amendments and Waivers: Senior Lenders).

3.4                                 Designation of Finance Documents

The Senior Facility Agent and Kosmos shall not designate a document a “Finance Document” without the prior consent of the Hedge Counterparties if the terms of that document effect a change which would otherwise require the consent of the Hedge Counterparties under Clause 3.2 (Amendments and Waivers: Senior Lenders).

3.5                                 Security: Senior Lenders

Other than as set out in Clause 3.6 (Security: LC Issuing Banks), the Senior Lenders may take, accept or receive the benefit of:

(a)                                  any Security in respect of the Senior Lender Liabilities in addition to the Transaction Security if (except for any Security, permitted under Clause 3.6 (Security: Ancillary Lenders and LC Issuing Banks)) and to the extent legally possible, at the same time it is also offered either:

(i)                  to the Security Trustee as trustee for the other Secured Parties in respect of their Liabilities; or

(ii)               in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Trustee as trustee for the Secured Parties:

(A)                    to the other Secured Parties in respect of their Liabilities; or

(B)                      to the Security Trustee under a parallel debt structure for the benefit of the other Secured Parties and ranks in the same order of priority as that contemplated in Clause 2.2 (Transaction Security); and

(b)                                 any guarantee, indemnity or other assurance against loss in respect of the Senior Lender Liabilities in addition to those in:

(i)                  the CTA;

(ii)               this Agreement; or

(iii)            any Common Assurance,

if (except for any guarantee, indemnity or other assurance against loss permitted under Clause 3.6 (Security: LC Issuing Banks)) and to the extent legally possible, at the same time it is also offered to the other Secured Parties in respect of their Liabilities and ranks in the same order of priority as that contemplated in Clause 2 (Ranking and Priority).

3.6           Security: LC Issuing Banks

No LC Issuing Bank will, unless the prior consent of the Majority Senior Creditors is obtained, take, accept or receive from any member of the Group or KEI the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities owed to it other than:

(a)           the Transaction Security;

(b)           each guarantee, indemnity or other assurance against loss contained in:

(i)            the CTA;

(ii)           this Agreement; or

(iii)          any Common Assurance;

(c)                                  indemnities and assurances against loss contained in any ancillary documents no greater in extent than any of those referred to in paragraph (b) above; or

(d)                                 any SFA Cash Cover permitted under the CTA for any Letter of Credit issued by an LC Issuing Bank.

3.7           Restriction on Enforcement: LC Issuing Banks

Subject to Clause 3.8 (Permitted Enforcement: Issuing Banks), so long as any of the Senior Liabilities (other than any Liabilities owed to the Issuing Banks) are or may be outstanding, none of the Issuing Banks shall be entitled to take any Enforcement Action in respect of any of the Liabilities owed to it.

3.8           Permitted Enforcement: LC Issuing Banks

The LC Issuing Banks may take Enforcement Action if:

(a)                                  at the same time as, or prior to, that action, Enforcement Action has been taken in respect of the Senior Lender Liabilities (excluding the Liabilities owing to the LC Issuing Banks), in which case the LC Issuing Banks may take the same Enforcement Action as has been taken in respect of those Senior Lender Liabilities;

(b)                                 that action is contemplated by clause 8 of the CTA (Letter of Credit - General Provisions) or Clause 3.6 (Security: LC Issuing Banks);

(c)                                  that Enforcement Action is taken in respect of SFA Cash Cover which has been provided in accordance with the Senior Facility Agreements;

(d)                                 at the same time as or prior to, that action, the consent of the Majority Senior Creditors to that Enforcement Action is obtained; or

(e)                                  an Insolvency Event has occurred in relation to any Obligor or KEI, in which case after the occurrence of that Insolvency Event, each LC Issuing Bank shall be entitled (if it has not already done so) to exercise any right it may otherwise have in respect of that Obligor to:

(i)                                     accelerate any of that Obligor’s Senior Lender Liabilities or declare them prematurely due and payable on demand;

(ii)                                  make a demand under any guarantee, indemnity or other assurance against loss given by that Obligor in respect of any Senior Lender Liabilities;

(iii)                               exercise any right of set-off or take or receive any Payment in respect of any Senior Lender Liabilities of that Obligor; or

(iv)                              claim and prove in the liquidation of that Obligor for the Senior Lender Liabilities owing to it.

4.             HEDGE COUNTERPARTIES AND HEDGING LIABILITIES

4.1           Identity of Hedge Counterparties

No person providing hedging arrangements to any Obligor shall be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to those hedging arrangements nor shall those liabilities be treated as Hedging Liabilities unless that person is or becomes a party to this Agreement as a Hedging Counterparty.

4.2           Restriction on Payment: Hedging Liabilities

The Obligors shall not make any Payment of the Hedging Liabilities at any time unless:

(a)                                  that Payment is permitted under Clause 4.3 (Permitted Payments: Hedging Liabilities); or

(b)                                 the taking or receipt of that Payment is permitted under paragraph (c) of Clause 4.9 (Permitted Enforcement: Hedge Counterparties).

4.3           Permitted Payments: Hedging Liabilities

The Obligors may make Payments to any Hedging Counterparty in respect of the Hedging Liabilities then due to that Hedging Counterparty under any Hedging Agreement in accordance with the terms of that Hedging Agreement and clause 21.2 of the CTA:

4.4           Payment obligations continue

No Obligor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Finance Document by the operation of Clauses 4.2 (Restriction on Payment: Hedging Liabilities).

4.5           No acquisition of Hedging Liabilities

The Obligors shall not, and shall procure that no other member of the Group will:

(a)           enter into any Liabilities Acquisition; or

(b)                                 beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Hedging Liabilities unless the prior consent of the Majority Senior Creditors is obtained.

4.6           Amendments and Waivers: Hedging Agreements

(a)                                  Subject to paragraph (b) below, the Hedge Counterparties may not, at any time, amend or waive any term of the Hedging Agreements.

(b)                                 A Hedging Counterparty may amend or waive any term of a Hedging Agreement in accordance with the terms of that Hedging Agreement if:

(i)                                     that amendment or waiver does not breach another term of this Agreement:, and

(ii)                                  that amendment or waiver would not result in a breach of the Hedging Policy.

4.7           Security: Hedge Counterparties

The Hedge Counterparties may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any member of the Group or KEI in respect of the Hedging Liabilities other than:

(a)                                  the Transaction Security;

(b)                                 any guarantee, indemnity or other assurance against loss contained in:

(i)                                     the CTA;

(ii)                                  this Agreement;

(iii)                               any Common Assurance; or

(iv)                              the relevant Hedging Agreement no greater in extent than any of those referred to in paragraphs (i) to (iii) above;

(c)                                  as otherwise contemplated by Clause 3.5 (Security: Senior Lenders); and

(d)                                 the indemnities contained in the ISDA Master Agreements (in the case of a Hedging Agreement which is based on an ISDA Master Agreement) or any indemnities which are similar in meaning and effect to those indemnities (in the case of a Hedging Agreement which is not based on an ISDA Master Agreement).

4.8           Restriction on Enforcement: Hedge Counterparties

Subject to Clause 4.9 (Permitted Enforcement: Hedge Counterparties) and Clause 4.10 (Required Enforcement: Hedge Counterparties) and without prejudice to each Hedging Counterparty’s rights under Clauses 9.2 (Enforcement Instructions) and 9.3 (Manner of enforcement), the Hedge Counterparties shall not take any Enforcement Action in respect of any of the Hedging Liabilities or any of the hedging transactions under any of the Hedging Agreements at any time.

4.9           Permitted Enforcement: Hedge Counterparties

(a)                                  To the extent it is able to do so under the relevant Hedging Agreement, a Hedging Counterparty may terminate or close-out in whole or in part any hedging transaction under that Hedging Agreement prior to its stated maturity:

(i)                                     if, prior to a Distress Event, Kosmos has certified to that Hedging Counterparty that that termination or close-out would not result in a breach of the relevant Hedging Policy;

(ii)                                  if a Distress Event has occurred;

(iii)                               if:

(A)                              in relation to a Hedging Agreement which is based on the 1992 ISDA Master Agreement:

(1)                                  an Illegality or Tax Event or Tax Event Upon Merger (each as defined in the 1992 ISDA Master Agreement); or

(2)                                  an event similar in meaning and effect to a “Force Majeure Event” (as defined in paragraph (B) below),

has occurred in respect of that Hedging Agreement

(B)                                in relation to a Hedging Agreement which is based on the 2002 ISDA Master Agreement, an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement) has occurred in respect of that Hedging Agreement; or

(C)                                in relation to a Hedging Agreement which is not based on an ISDA Master Agreement, any event similar in meaning and effect to an event described in paragraphs (A) or (B) above has occurred under and in respect of that Hedging Agreement;

(iv)                              if an Event of Default has occurred under either clause 29.6 (Insolvency) or clause 29.7 (Insolvency proceedings) of the CTA in relation to the Borrower;

(v)                                 if the Majority Senior Creditors give prior consent to that termination or close-out being made;

(vi)                              following a Senior Lender Refinancing;

(vii)                           to the extent that that termination or close-out is necessary to comply with the Hedging Policy; or

(viii)                        if the Senior Discharge Date has occurred.

(b)                                 If the Borrower has defaulted on any Payment due under a Hedging Agreement (after allowing any applicable notice or grace periods) and the default has continued unwaived for more than 15 Business Days after notice of that default has been given to the Security Trustee pursuant to paragraph (i) of Clause 17.3 (Notification of prescribed events), the relevant Hedging Counterparty:

(i)                                     may, to the extent it is able to do so under the relevant Hedging Agreement, terminate or close-out in whole or in part any hedging transaction under that Hedging Agreement; and

(ii)                                  until such time as the Security Trustee has given notice to that Hedging Counterparty that the Transaction Security is being enforced (or that any formal steps are being taken to enforce the Transaction Security), shall be entitled to exercise any right it might otherwise have to sue for, commence or join legal or arbitration proceedings against any Obligor to recover any Hedging Liabilities due under that Hedging Agreement.

(c)                                  After the occurrence of an Insolvency Event in relation to an Obligor or KEI, each Hedging Counterparty shall be entitled to exercise any right it may otherwise have in respect of that member of the Group to:

(i)                                     prematurely close-out or terminate any Hedging Liabilities of that Obligor;

(ii)                                  make a demand under any guarantee, indemnity or other assurance against loss given by that Obligor in respect of any Hedging Liabilities;

(iii)                               exercise any right of set-off or take or receive any Payment in respect of any Hedging Liabilities of that Obligor; or

(iv)                              claim and prove in the liquidation of that Obligor for the Hedging Liabilities owing to it.

4.10         Required Enforcement: Hedge Counterparties

(a)                                  Subject to paragraph (b) below, a Hedging Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Hedging Agreements to which it is party prior to their stated maturity, following:

(i)                                     the occurrence of a Senior Acceleration Event and delivery to it of a notice from the Security Trustee that that Senior Acceleration Event has occurred; and

(ii)                                  delivery to it of a subsequent notice from the Security Trustee (acting on the instructions of an Instructing Group) instructing it to do so.

(b)                                 Paragraph (a) above shall not apply to the extent that that Senior Acceleration Event occurred as a result of an arrangement made between any Obligor and any Creditor with the purpose of bringing about that Senior Acceleration Event.

(c)                                  If a Hedging Counterparty is entitled to terminate or close-out any hedging transaction under paragraph (b) of Clause 4.9 (Permitted Enforcement: Hedge Counterparties) (or would have been able to if that Hedging Counterparty had given the notice referred to in that paragraph) but has not terminated or closed out each such hedging transaction, that Hedging Counterparty shall promptly terminate or close-out in full each such hedging transaction following a request to do so by the Security Trustee (acting on the instructions of an Instructing Group).

4.11         Treatment of Payments due to Obligors on termination of hedging transactions

(a)                                  If, on termination of any hedging transaction under any Hedging Agreement occurring after a Distress Event, a settlement amount or other amount (following the application of any Close-Out Netting, Payment Netting or Inter- Hedging Agreement Netting in respect of that Hedging Agreement) falls due from a Hedging Counterparty to the relevant Obligor then that amount shall be paid by that Hedging Counterparty to the Security Trustee, treated as the proceeds of enforcement of the Transaction Security and applied in accordance with the terms of this Agreement.

(b)                                 The payment of that amount by the Hedging Counterparty to the Security Trustee in accordance with paragraph (a) above shall discharge the Hedging Counterparty’s obligation to pay that amount to that Obligor.

4.12         Terms of Hedging Agreements

The Hedge Counterparties (to the extent party to the Hedging Agreement in question) and the Borrower shall ensure that, at all times each Hedging Agreement documents only hedging arrangements which comply with the Hedging Policy.

5.             JUNIOR LENDERS AND JUNIOR LIABILITIES

5.1           Restriction on Payment: Junior Liabilities

The Obligors shall not make any Payments of the Junior Liabilities at any time unless:

(a)                                  that Payment is permitted under Clause 5.2 (Permitted Payments: Junior Liabilities); or

(b)                                 the taking or receipt of that Payment is permitted under paragraph (b)(iii) of Clause 5.11 (Permitted Enforcement: Junior Lenders).

5.2           Permitted Payments: Junior Liabilities

The Obligors may:

(a)                                  prior to the Senior Discharge Date, make Payments to the Junior Lenders in respect of the Junior Liabilities then due in accordance with the Junior Facility Agreements:

(i)                                     if:

(A)                              the Payment is of:

(1)                                  any of the principal amount of the Junior Liabilities in accordance with:

(AA)                    clause 10.2 (Illegality) of the CTA;

(BB)                        clause 10.10 (Right of cancellation and repayment in relation to a single Lender) of the CTA; or

(CC)                        (only after the discharge in full of the Senior Lender Liabilities), clause 10 of the CTA; or

(2)                                  any other amount which is not an amount of principal or capitalised interest;

(B)                                no Junior Payment Stop Notice is outstanding; and

(C)                                no Senior Payment Default has occurred and is continuing; or

(ii)                                  if the Majority Senior Creditors give prior consent to that Payment being made; or

(iii)                               the Payment is funded from an amount withdrawn from the Junior DSRA, in accordance with the terms of the CTA; and

(b)                                 on or after the Senior Discharge Date, make Payments to the Junior Lenders in respect of the Junior Liabilities in accordance with the Finance Documents.

5.3           Issue of Junior Payment Stop Notice

(a)                                  A Junior Payment Stop Notice is “outstanding” during the period from the date on which, following the occurrence of a Junior Payment Stop Event, the Security Trustee (acting on the instructions of the Majority Senior Creditors) issues a notice (a “Junior Payment Stop Notice”) to the Junior Facility Agent (with a copy to Kosmos) advising that that Junior Payment Stop Event has occurred and is continuing and suspending Payments of the Junior Liabilities until the first to occur of:

(i)                                     the date which is 365 days after the date of issue of the Junior Payment Stop Notice;

(ii)                                  the date on which the Junior Payment Stop Event in respect of which that Junior Payment Stop Notice was issued is no longer continuing;

(iii)                               the date on which the Security Trustee (acting on the instructions of the Majority Senior Creditors) cancels that Junior Payment Stop Notice by notice to the Junior Facility Agent (with a copy to the Kosmos); and

(iv)                              the Senior Discharge Date.

(b)                                 No Junior Payment Stop Notice may be served by the Security Trustee in reliance on a particular Junior Payment Stop Event more than six months after the Senior Facility Agent receives a notice under the CTA advising of the occurrence of the Event of Default constituting that Junior Payment Stop Event.

(c)                                  No more than one Junior Payment Stop Notice may be served with respect to the same event or set of circumstances.

5.4           Effect of Junior Payment Stop Event or Senior Payment Default

(a)                                  Any failure to make a Payment due to the Junior Lenders under the Finance Documents as a result of the issue of a Junior Payment Stop Notice or the occurrence of a Senior Payment Default shall not prevent

(i)                                     the Junior Lenders withdrawing any outstanding Payments from the Junior DSRA (in accordance with the terms of the CTA);

(ii)                                  the occurrence of an Junior Payment Event of Default as a consequence of any failure to make a Payment in relation to the Junior Facility Agreements (to the extent such Payment is not satisfied by a withdrawal from the Junior DSRA under (i) above); or

(iii)                               the issue of a Junior Enforcement Notice on behalf of the Junior Lenders.

(b)                                 For the avoidance of doubt, notwithstanding a Senior Payment Default or the issue of a Junior Payment Stop Notice, amounts may be withdrawn from the Junior DSRA in accordance with the CTA to fund the making of Payments to the Junior Lenders.

5.5           Payment obligations and capitalisation of interest continue

(a)                                  No Obligor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Junior Finance Document by the operation of Clauses 5.1 (Restriction on Payment: Junior Liabilities) to 5.4 (Effect of Junior Payment Stop Event or Senior Payment Default) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

(b)                                 The accrual and capitalisation of interest in accordance with the Junior Facility Agreements shall continue notwithstanding the issue of a Junior Payment Stop Notice.

5.6           Cure of Payment Stop: Junior Lenders

If:

(a)                                  at any time following the issue of a Junior Payment Stop Notice or the occurrence of a Senior Payment Default, that Junior Payment Stop Notice ceases to be outstanding and/or (as the case may be) the Senior Payment Default ceases to be continuing; and

(b)                                 the relevant Obligor then promptly pays to the Junior Lenders an amount equal to any Payments which had accrued under the Junior Facility Agreements and which would have been Permitted Junior Payments but for that Junior Payment Stop Notice or Senior Payment Default, then any Event of Default which may have occurred as a result of that suspension of Payments shall be waived and any Junior Enforcement Notice which may have been issued as a result of that Event of Default shall be waived, in each case without any further action being required on the part of the Junior Lenders.

5.7           Junior Debt Purchase Transactions

(a)                                  Subject to paragraph (b) below, the Obligors shall not, and shall procure that KEI shall not, enter into any Debt Purchase Transaction or beneficially own all or any part of the share capital of a company that is a Junior Lender, a Junior Lender can be a Junior Lender or a party to a Debt Purchase Transaction of the type referred to in paragraphs (b) or (c) of the definition of Debt Purchase Transaction.

(b)                                 Paragraph (a) above shall not apply in respect of any action which occurs:

(i)                                     on or after the Senior Discharge Date; or

(ii)                                  with the prior consent of the Majority Senior Creditors.

5.8           Amendments and Waivers: Junior Lenders

The Junior Lenders may only amend or waive the terms of the Finance Documents (other than this Agreement) in accordance with the terms of the CTA or with the prior consent of the Majority Senior Creditors.

5.9           Security: Junior Lenders

At any time prior to the Senior Discharge Date, the Junior Lenders may not take, accept or receive from any member of the Group or KEI the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Junior Liabilities other than:

(a)                                  the Transaction Security;

(b)                                 any guarantee, indemnity or other assurance against loss contained in:

(i)                                     the original form of the CTA;

(ii)                                  this Agreement; or

(iii)                               any Common Assurance; and

(c)                                  as otherwise contemplated by Clause 3.5 (Security: Senior Lenders),

unless the prior consent of the Majority Senior Creditors is obtained.

5.10         Restriction on Enforcement: Junior Lenders

Subject to Clause 5.11 (Permitted Enforcement: Junior Lenders), no Junior Lender shall be entitled to take any Enforcement Action in respect of any of the Junior Liabilities prior to the Senior Discharge Date.

5.11         Permitted Enforcement: Junior Lenders

(a)                                  Each Junior Lender may take Enforcement Action available to it but for Clause 5.10 (Restriction on Enforcement: Junior Lenders) in respect of any of the Junior Liabilities if at the same time as, or prior to, that action and subject to Clause 5.12 (Restriction on Enforcement against Obligors: Junior Lenders):

(i)                                     a Senior Acceleration Event has occurred in which case each Junior Lender may take the same Enforcement Action (but in respect of the Junior Liabilities) as constitutes that Senior Acceleration Event;

(ii)                                  the Junior Facility Agent has given notice (a “Junior Enforcement Notice”) to the Security Trustee and the Senior Facility Agent specifying that a Junior Payment Event of Default has occurred and is continuing; or

(iii)                               the Majority Senior Creditors have given their prior consent.

(b)                                 After the occurrence of an Insolvency Event, each Junior Lender may (unless otherwise directed by the Security Trustee or unless the Security Trustee has taken, or has given notice that it intends to take, action on behalf of that Junior Lender in accordance with Clause 6.5 (Filing of Claims)) exercise any right they may otherwise have against that Obligor to:

(i)                                     accelerate any of that Obligor’s Junior Liabilities or declare them prematurely due and payable or payable on demand;

(ii)                                  make a demand under any guarantee, indemnity or other assurance against loss given by that Obligor in respect of any Junior Liabilities;

(iii)                               exercise any right of set-off or take or receive any Payment in respect of any Junior Liabilities of that Obligor; or

(iv)                              claim and prove in the liquidation of that Obligor for the Junior Liabilities owing to it.

5.12         Restriction on Enforcement against Obligors: Junior Lenders

(a)                                  Subject to paragraph (b) below, if the Security Trustee (or any Receiver or Delegate appointed under any of the Security Documents) has given notice to the Junior Facility Agent that the Transaction Security over shares in an Obligor is being enforced (or that any formal steps are being taken to enforce that Transaction Security) by the sale of shares which are subject to that Transaction Security, the Junior Lenders may not take Enforcement Action against that Obligor or KEI or against any asset of that Obligor or KEI in respect of any of the Junior Liabilities until the earlier of:

(i)                                     the date which is 210 days after the date on which the Security Trustee (or that Receiver or Delegate) gave that notice; and

(ii)                                  the Security Trustee (or that Receiver or Delegate) notifying the Junior Facility Agent (which it shall do promptly) that such action is no longer being taken.

(b)                                 Paragraph (a) above shall not apply:

(i)                                     to the extent that the Security Trustee is taking that action on the instructions of the Majority Junior Lenders pursuant to Clause 9.3 (Manner of enforcement); and

(ii)                                  to action taken pursuant to paragraph (b) of Clause 5.11 (Permitted Enforcement: Junior Lenders).

5.13         Option to purchase: Junior Lenders

(a)           Subject to paragraph (b) below, all the Junior Lenders (acting as a whole) may at any time after a Distress Event by giving not less than 10 Business Days’ notice to the Security Trustee, require the transfer to them (or to a nominee or nominees), in accordance with Clause 14.2 (Change of Senior Lender or Junior Lender), of all, but not part, of the rights, benefits and obligations in respect of the Senior Lender Liabilities if:

(i)            that transfer is lawful and subject to paragraph (ii) below, otherwise permitted by the terms of the CTA;

(ii)           any conditions relating to such a transfer contained in the CTA are complied with, other than:

(A)          any requirement to obtain the consent of, or consult with, any Obligor relating to such transfer, which consent or consultation shall not be required; and

(B)           to the extent to which all the Junior Lenders (acting as a whole) provide cash cover for any Letter of Credit, the consent of the Relevant LC Issuing Bank relating to such transfer;

(iii)          the Senior Facility Agent, on behalf of the Senior Lenders, is paid an amount equal to the aggregate of:

(A)          any amounts provided as cash cover by the Junior Lenders for any Letter of Credit (as envisaged in paragraph (ii)(B) above);

(B)           all of the Senior Liabilities (other than the Hedging Liabilities) at that time (whether or not due), including all amounts that would have been payable under the Senior Facility Agreements if the Senior Facilities were being prepaid by the relevant Obligors on the date of that payment; and

(C)           all costs and expenses (including legal fees) incurred by the Senior Facility Agent and/or the Senior Lenders as a consequence of giving effect to that transfer;

(iv)          as a result of that transfer the Senior Lenders have no further actual or contingent liability to any Obligor under the relevant Finance Documents;

(v)           an indemnity is provided from each Junior Lender (or from another third party acceptable to all the Senior Lenders) in a form satisfactory to each Senior Lender in respect of all losses which may be sustained or incurred by any Senior Lender in consequence of any sum received or recovered by any Senior Lender from any person being required (or it being alleged that it is required) to be paid back by or clawed back from any Senior Lender for any reason; and

(vi)          the transfer is made without recourse to, or representation or warranty from, the Senior Lenders, except that each Senior Lender shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer and it has taken all necessary action to authorise the making by it of that transfer.

(b)           The Senior Facility Agent shall, at the request of all the Junior Lenders (acting as a whole) notify the Junior Lenders of:

(i)            the sum of the amounts described in paragraphs (a)(iii)(B) and (C) above; and

(ii)           the amount of each Letter of Credit for which cash cover is to be provided by all the Junior Lenders (acting as a whole).

6.             EFFECT OF INSOLVENCY EVENT

6.1           SFA Cash Cover

This Clause 6 is subject to Clause 11.3 (Treatment of SFA Cash Cover).

6.2           Payment of distributions

(a)           After the occurrence of an Insolvency Event in relation to KEI or an Obligor, any Party entitled to receive a distribution out of the assets of KEI or that Obligor in respect of Liabilities owed to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Obligor to pay that distribution to the Security Trustee until the Liabilities owing to the Secured Parties have been paid in full.

(b)           The Security Trustee shall apply distributions paid to it under paragraph (a) above in accordance with Clause 11 (Application of Proceeds).

6.3           Set-Off

(a)           Subject to paragraph (b) below, to the extent that any Obligor’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Obligor, any Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Security Trustee for application in accordance with Clause 11 (Application of Proceeds).

(b)           Paragraph (a) above shall not apply to:

(i)            any Close-Out Netting by a Hedging Counterparty;

(ii)           any Payment Netting by a Hedging Counterparty; and

(iii)          any Inter-Hedging Agreement Netting by a Hedging Counterparty.

6.4           Non-cash distributions

If the Security Trustee or any other Secured Party receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

6.5           Filing of claims

After the occurrence of an Insolvency Event in relation to any Obligor or KEI, each Creditor irrevocably authorises the Security Trustee (acting in accordance with Clause 6.7 (Security Trustee instructions)), on its behalf, to:

(a)           take any Enforcement Action (in accordance with the terms of this Agreement) against that Obligor, or, as the case may be, KEI;

(b)           demand, sue, prove and give receipt for any or all of that Obligor’s Liabilities or, as the case may be, KEI’s Liabilities;

(c)           collect and receive all distributions on, or on account of, any or all of that Obligor’s Liabilities or, as the case may be, KEI’s Liabilities; and

(g)           file claims, take proceedings and do all other things the Security Trustee considers reasonably necessary to recover that Obligor’s Liabilities or, as the case may be, KEI’s Liabilities.

6.6           Creditors’ actions

Save as prohibited by any applicable law or regulation, each Creditor will:

(a)           do all things that the Security Trustee (acting in accordance with Clause 6.7 (Security Trustee instructions)) requests in order to give effect to this Clause 6; and

(b)           if the Security Trustee is not entitled to take any of the actions contemplated by this Clause 6 or if the Security Trustee (acting in accordance with Clause 6.7 (Security Trustee instructions)) requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Security Trustee (acting in accordance with Clause 6.7 (Security Trustee instructions)) or grant a power of attorney to the Security Trustee (on such terms as the Security Trustee (acting in accordance with Clause 6.7 (Security Trustee instructions)) may reasonably require) to enable the Security Trustee to take such action.

6.7           Security Trustee instructions

For the purposes of Clause 6.5 (Filing of claims) and Clause 6.6 (Creditors’ actions) the Security Trustee shall act:

(a)           on the instructions of the group of Creditors entitled, at that time, to give instructions under Clause 9.2 (Enforcement Instructions) or Clause 9.3 (Manner of enforcement); or

(b)           in the absence of any such instructions, as the Security Trustee sees fit.

7.             TURNOVER OF RECEIPTS

7.1           SFA Cash Cover

This Clause 7 is subject to Clause 11.3 (Treatment of SFA Cash Cover).

7.2           Turnover by the Creditors

Subject to Clause 7.3 (Exclusions) and to Clause 7.4 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Creditor receives or recovers:

(a)           any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is not either:

(i)            a Permitted Payment; or

(ii)           made in accordance with Clause 11 (Application of Proceeds);

(b)           other than where Clause 6.3 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(c)           notwithstanding paragraphs (a) and (b) above, and other than where Clause 6.3 (Set-Off) applies, any amount:

(i)            on account of, or in relation to, any of the Liabilities:

(A)          after the occurrence of a Distress Event; or

(B)           as a result of any other litigation or proceedings against an Obligor (other than after the occurrence of an Insolvency Event in respect of that Obligor); or

(ii)           by way of set-off in respect of any of the Liabilities owed to it after the occurrence of a Distress Event;

(d)           the proceeds of any enforcement of any Transaction Security except in accordance with Clause 11 (Application of Proceeds); or

(e)           other than where Clause 6.3 (Set-Off) applies, any distribution in cash or in kind or Payment of, or on account of or in relation to, any of the Liabilities owed by any Obligor which is not in accordance with Clause 11 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that Obligor, that Creditor will:

(i)            in relation to receipts and recoveries not received or recovered by way of set-off:

(A)          hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Trustee and promptly pay that amount to the Security Trustee for application in accordance with the terms of this Agreement; and

(B)           promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security

Trustee for application in accordance with the terms of this Agreement; and

(ii)           in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Trustee for application in accordance with the terms of this Agreement.

7.3           Exclusions

Clause 7.2 (Turnover by the Creditors) shall not apply to any receipt or recovery by way of:

(a)           Close-Out Netting by a Hedging Counterparty;

(b)           Payment Netting by a Hedging Counterparty; or

(c)           Inter-Hedging Agreement Netting by a Hedging Counterparty.

7.4           Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Creditor to:

(a)           arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, an Obligor (including assurance by way of credit based derivative or sub-participation); or

(b)           make any assignment or transfer permitted by Clause 14 (Changes to the Parties),

which:

(i)            is permitted by:

(A)          the CTA and the Senior Facility Agreements; or

(B)           the CTA and the Junior Facility Agreements; and

(ii)           is not in breach of:

(A)          Clause 4.5 (No acquisition of Hedging Liabilities); or

(B)           Clause 5.7 (Junior Debt Purchase Transactions),

and that Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

7.5           Sums received by Obligors

If any of the Obligors receives or recovers any sum which, under the terms of any of the Finance Documents, should have been paid to the Security Trustee, that Obligor will:

(a)           hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Trustee and promptly pay that amount to the Security Trustee for application in accordance with the terms of this Agreement and

(b)           promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Trustee for application in accordance with the terms of this Agreement.

7.6           Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 7 (Turnover of Receipts) should fail or be unenforceable, the affected Creditor or Obligor will promptly pay an amount equal to that receipt or recovery to the Security Trustee to be held on trust by the Security Trustee for application in accordance with the terms of this Agreement.

8.             REDISTRIBUTION

8.1           Recovering Creditor’s rights

(a)           Any amount paid by a Creditor (a “Recovering Creditor”) to the Security Trustee under Clause 6 (Effect of Insolvency Event) or Clause 7 (Turnover of Receipts) shall be treated as having been paid by the relevant Obligor and distributed to the Security Trustee, Agents, Arrangers and Creditors (each a “Sharing Creditor”) in accordance with the terms of this Agreement.

(b)           On a distribution by the Security Trustee under paragraph (a) above of a Payment received by a Recovering Creditor from an Obligor, as between the relevant Obligor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid to the Security Trustee (the “Shared Amount”) will be treated as not having been paid by that Obligor.

8.2           Reversal of redistribution

(a)           If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable to an Obligor and is repaid by that Recovering Creditor to that Obligor, then:

(i)            each Sharing Creditor shall, upon request of the Security Trustee, pay to the Security Trustee for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)           as between the relevant Obligor and each relevant Sharing Creditor, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

(b)           The Security Trustee shall not be obliged to pay any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Creditor.

8.3           Deferral of Subrogation

(a)           No Creditor or Obligor will exercise any rights which it may have by reason of the performance by it of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Finance Documents of any Creditor which ranks ahead of it in accordance with the priorities set out in Clause 2 (Ranking and Priority) until such time as all of the Liabilities owing to each prior ranking Creditor (or, in the case of any Obligor, owing to each Creditor) have been irrevocably paid in full.

(b)           No Subordinated Creditor will exercise any rights which it may have to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Finance Documents of any Creditor until such time as all of the Liabilities owing to each Creditor have been irrevocably paid in full.

9.             ENFORCEMENT OF TRANSACTION SECURITY

9.1           SFA Cash Cover

This Clause 9 is subject to Clause 11.3 (Treatment of SFA Cash Cover).

9.2           Enforcement Instructions

(a)           The Security Trustee may refrain from enforcing the Transaction Security unless instructed otherwise by:

(i)            the Instructing Group; or

(ii)           if required under paragraph (c) below, the Majority Junior Lenders.

(b)           Subject to the Transaction Security having become enforceable in accordance with the terms of the Security Documents:

(i)            the Instructing Group; or

(ii)           to the extent permitted to enforce or to require the enforcement of the Transaction Security prior to the Senior Discharge Date under Clause 5.11 (Permitted Enforcement: Junior Lenders), the Majority Junior Lenders,

may give or refrain from giving instructions to the Security Trustee to enforce or refrain from enforcing the Transaction Security as they see fit.

(c)           Prior to the Senior Discharge Date:

(i)            if the Instructing Group has instructed the Security Trustee not to enforce or to cease enforcing the Transaction Security; or

(ii)           in the absence of instructions from the Instructing Group

and, in each case, the Instructing Group has not required any Obligor to make a Distressed Disposal, the Security Trustee shall give effect to any instructions to enforce the Transaction Security in accordance with the terms of the Security Documents which the Majority Junior Lenders are then entitled to give to the Security Trustee under Clause 5.11 (Permitted Enforcement: Junior Lenders).

(d)           The Security Trustee is entitled to rely on and comply with instructions given in accordance with this Clause 9.2 (Enforcement Instructions).

9.3           Manner of enforcement

If the Transaction Security is being enforced in accordance with the terms of the Security Documents pursuant to Clause 9.2 (Enforcement Instructions), the Security Trustee shall enforce the Transaction Security in such manner (including, without limitation, the selection of any administrator of any Obligor to be appointed by the Security Trustee) as:

(a)           the Instructing Group; or

(b)           prior to the Senior Discharge Date, if:

(i)            the Security Trustee has, pursuant to paragraph (c) of Clause 9.2 (Enforcement Instructions), given effect to instructions given by the Majority Junior Lenders to enforce the Transaction Security; and

(ii)           the Instructing Group has not given instructions as to the manner of enforcement of the Transaction Security,

the Majority Junior Lenders,

shall instruct or, in the absence of any such instructions, as the Security Trustee sees fit.

9.4           Exercise of voting rights

(a)           Each Creditor agrees with the Security Trustee that it will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any Obligor as instructed by the Security Trustee.

(b)           The Security Trustee shall give instructions for the purposes of paragraph (a) of this Clause 9.4 (Exercise of voting rights) as directed by an Instructing Group.

9.5           Waiver of rights

To the extent permitted under applicable law and subject to Clause 9.2 (Enforcement Instructions), Clause 9.3 (Manner of enforcement), paragraph (c) of Clause 10.2 (Distressed Disposals) and Clause 11 (Application of Proceeds), each of the Secured Parties and the Obligors waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

9.6           Duties owed

Each of the Secured Parties and the Obligors acknowledges that, in the event that the Security Trustee enforces or is instructed to enforce the Transaction Security prior to the Senior Discharge Date, the duties of the Security Trustee and of any Receiver or Delegate owed to the Junior Finance Parties in respect of the method, type and timing of that enforcement or of the exploitation, management or realisation of any of that Transaction Security shall, subject to paragraph (c) of Clause 10.2 (Distressed Disposals), be no different to or greater than the duty that is owed by the Security Trustee, Receiver or Delegate to the Obligors under general law.

10.           DISPOSALS

10.1         Non-Distressed Disposals

(a)           In this Clause 10.1:

“Disposal Proceeds” means the proceeds of a Non-Distressed Disposal (as defined in paragraph (b) below).

(b)           If, in respect of a disposal of:

(i)            an asset by an Obligor, or

(ii)           an asset which is subject to the Transaction Security

to a person or persons which are not members of the Group:

(A)          that disposal is permitted under the CTA; and

(B)           that disposal is not a Distressed Disposal,

(a “Non-Distressed Disposal”),

the Security Trustee is irrevocably authorised (at the cost of the relevant Obligor and without any consent, sanction, authority or further confirmation from any Creditor or Obligor) but subject to paragraph (c) below:

(i)            to release the Transaction Security or any other claim (relating to a Finance Document) over that asset;

(ii)           where that asset consists of shares in the capital of an Obligor, to release the Transaction Security or any other claim (relating to a Finance Document) over that Obligor’s assets;

(iii)          to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (iii) and (iv) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Trustee, be considered necessary or desirable.

(c)           If that Non-Distressed Disposal is not made, each release of Transaction Security or any claim described in paragraph (b) above shall have no effect and the Transaction Security or claim subject to that release shall continue in such force and effect as if that release had not been effected.

(d)           Any Disposal Proceeds required by the CTA to be applied in mandatory prepayment of the Senior Lender Liabilities or the Junior Liabilities shall be so applied in accordance with the terms of the CTA:

10.2         Distressed Disposals

(a)           Subject to paragraph (d) below, if a Distressed Disposal is being effected the Security Trustee is irrevocably authorised (at the cost of the relevant Obligor or KEI and without any consent, sanction, authority or further confirmation from any Creditor, any Obligor or KEI):

(i)            release of Transaction Security/non-crystallisation certificates: to release the Transaction Security or any other claim over that asset and execute and deliver or enter into any release of that Transaction Security or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Trustee, be considered necessary or desirable;

(ii)           release of liabilities and Transaction Security on a share sale (Obligor): if the asset which is disposed of consists of shares in the capital of an Obligor, to release:

(A)          that Obligor and any Subsidiary of that Obligor from all or any part of:

(1)           its Borrowing Liabilities; and

(2)           its Guarantee Liabilities.

(B)           any Transaction Security granted by that Obligor or any Subsidiary of that Obligor over any of its assets; and

(C)           any other claim of another Obligor over that Obligor’s assets or over the assets of any Subsidiary of that Obligor,

on behalf of the relevant Creditors, Obligors, the Junior Facility Agent and the Junior Arrangers;

(iii)          disposal of liabilities on a share sale: if the asset which is disposed of consists of shares in the capital of an Obligor and the Security Trustee (acting in accordance with paragraph (e) below) decides to dispose of all or any part of:

(A)          the Liabilities; or

(B)           the Obligor Liabilities,

owed by that Obligor or KEI or any Subsidiary of that Obligor or Holding Company:

(C)           (if the Security Trustee (acting in accordance with paragraph (e) below) does not intend that any transferee of those Liabilities or

Obligor Liabilities (the “Transferee”) will be treated as a Creditor or a Secured Party for the purposes of this Agreement) to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities or Obligor Liabilities provided that notwithstanding any other provision of any Finance Document the Transferee shall not be treated as a Creditor or a Secured Party for the purposes of this Agreement;and

(D)       (if the Security Trustee (acting in accordance with paragraph (e) below) does intend that any Transferee will be treated as a Creditor or a Secured Party for the purposes of this Agreement) to execute and deliver or enter into any agreement to dispose of:

(1)          all (and not part only) of the Liabilities owed to the Creditors; and

(2)          all or part of any other Liabilities and the Obligor Liabilities,

on behalf of, in each case, the relevant Creditors and Obligors;

(iv)    transfer of obligations in respect of liabilities on a share sale: if the asset which is disposed of consists of shares in the capital of an Obligor (the “Disposed Entity”) and the Security Trustee (acting in accordance with paragraph (e) below) decides to transfer to another Obligor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of the Obligor Liabilities to execute and deliver or enter into any agreement to:

(A)      agree to the transfer of all or part of the obligations in respect of those Obligor Liabilities on behalf of the relevant Obligors to which those obligations are owed and on behalf of the Obligors which owe those obligations; and

(B)        to accept the transfer of all or part of the obligations in respect of those Obligor Liabilities on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Obligor Liabilities are to be transferred.

(b)                       The net proceeds of each Distressed Disposal (and the net proceeds of any disposal of Liabilities or Obligor Liabilities pursuant to paragraph (a)(iv) above) shall be paid to the Security Trustee for application in accordance with Clause 11 (Application of Proceeds) as if those proceeds were the proceeds of an enforcement of the Transaction Security and, to the extent that any disposal of Liabilities or Obligor Liabilities has occurred pursuant to paragraph (a)(iv)(D) above, as if that disposal of Liabilities or Obligor Liabilities had not occurred.

(c)                        In the case of a Distressed Disposal (or a disposal of Liabilities pursuant to paragraph (a)(iv)(D) above) effected by or at the request of the Security Trustee (acting in accordance with paragraph (e) below), the Security Trustee shall take reasonable care to obtain a fair market price in the prevailing market conditions (though the Security Trustee shall have no obligation to postpone any such Distressed Disposal or disposal of Liabilities in order to achieve a higher price).

(d)                       If a Distressed Disposal is being effected at a time when the Majority Junior Lenders are entitled to give, and have given, instructions under Clause 9.3 (Manner of Enforcement), the Security Trustee is not authorised to release any Obligor, Subsidiary or the Holding Company from any Borrowing Liabilities or Guarantor Liabilities owed to any Senior Creditor unless those Borrowing Liabilities or Guarantor Liabilities and any other Senior Lender Liabilities and Hedging Liabilities will be paid (or repaid) in full following that release.

(e)                        For the purposes of paragraphs (a)(ii), (a)(iii), (a)(iv), (a)(v) and (c) above, the Security Trustee shall act:

(i)             if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with Clause 9.3 (Manner of enforcement); and

(ii)          in any other case:

(A)      on the instructions of the Instructing Group; or

(B)        in the absence of any such instructions, as the Security Trustee sees fit.

11.              APPLICATION OF PROCEEDS

11.1        Order of application

Subject to Clause 11.2 (Prospective liabilities) and Clause 11.3 (Treatment of SFA Cash Cover), all amounts from time to time received or recovered by the Security Trustee pursuant to the terms of any Finance Document or in connection with the realisation or enforcement of all or any part of the Transaction Security (for the purposes of this Clause 11, the “Recoveries”) shall be held by the Security Trustee on trust to apply them at any time as the Security Trustee (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 11 (Application of Proceeds)), in the following order of priority:

(a)                        in discharging any sums owing to the Security Trustee, any Receiver or any Delegate;

(b)                       in payment of all costs and expenses incurred by any Agent or Creditor in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement or any action taken at the request of the Security Trustee under Clause 6.6 (Creditors’ actions);

(c)                        in payment to the Senior Facility Agent on its own behalf for the Senior Facility Agent Liabilities and the Junior Facility Agent on its own behalf for the Junior Facility Agent Liabilities (to the extent such liabilities relate to the non-payment of fees due to the Junior Facility Agent);

(d)                       in payment to:

(i)                  the Senior Facility Agent on behalf of the Senior Lenders; and

(ii)               the Hedge Counterparties

for application towards the discharge of:

(A)           the Senior Lender Liabilities (on a pro rata basis between the Senior Lender Liabilities of each Senior Lender); and

(B)             the Hedging Liabilities (on a pro rata basis between the Hedging Liabilities of each Hedging Counterparty);

on a pro rata basis between paragraph (A) above and paragraph (B) above and provided that such payments shall be deemed to be paid firstly, pro rata towards any interest payments under the Senior Facilities due but unpaid and any scheduled payments due but unpaid under a Hedging Agreement and secondly, pro rata towards the remaining Senior Lender Liabilities and Hedging Liabilities:

(e)                      in payment to the Junior Facility Agent on its own behalf for the Junior Facility Agent Liabilities (other than the payments in (c) above);

(f)                          in payment to the Junior Facility Agent on behalf of the Junior Lenders for application towards the discharge of the Junior Liabilities (on a pro rata basis between the Junior Liabilities of each Junior Lender);

(g)                       if none of the Obligors is under any further actual or contingent liability under any Senior Finance Document, Hedging Agreement or Junior Finance Document, in payment to any person to whom the Security Trustee is obliged to pay in priority to any Obligor; and

(h)                       the balance, if any, in payment to the relevant Obligor.

11.2        Prospective liabilities

Following a Distress Event the Security Trustee may, in its discretion, hold any amount of the Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Trustee with such financial institution (including itself) and for so long as the Security Trustee shall think fit (the interest being credited to the relevant account) for later application under Clause 11.1 (Order of Application) in respect of:

(a)                             any sum to any Security Trustee, any Receiver or any Delegate; and

(b)                            any part of the Liabilities or the Agent Liabilities,

that the Security Trustee reasonably considers, in each case, might become due or owing at any time in the future.

11.3        Treatment of SFA Cash Cover

(a)                        Nothing in this Agreement shall prevent any LC Issuing Bank taking any
Enforcement Action in respect of any SFA Cash Cover which has been provided for it in accordance with the Senior Facility Agreements.

(b)                       To the extent that any SFA Cash Cover is not held with the Relevant LC Issuing Bank, all amounts from time to time received or recovered in connection with the realisation or enforcement of that SFA Cash Cover shall be paid to the Security Trustee and shall be held by the Security Trustee on trust to apply them at any time as the Security Trustee (in its discretion) sees fit, to the extent permitted by applicable law, in the following order of priority:

(i)             to the Relevant LC Issuing Bank towards the discharge of the Senior Lender Liabilities for which that SFA Cash Cover was provided; and

(ii)          the balance, if any, in accordance with Clause 11.1 (Order of Application).

11.4        Investment of proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 11.1 (Order of Application) the Security Trustee may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Trustee with such financial institution (including itself) and for so long as the Security Trustee shall think fit (the interest being credited to the relevant account) pending the application from time to time of those monies in the Security Trustee’s discretion in accordance with the provisions of this Clause 11.

11.5        Currency Conversion

(a)                        For the purpose of, or pending the discharge of, any of the Secured Obligations the Security Trustee may convert any moneys received or recovered by the Security Trustee from one currency to another, at the Security Trustee’s Spot Rate of Exchange.

(b)                       The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

11.6        Permitted Deductions

The Security Trustee shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Trustee under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

11.7        Good Discharge

(a)                        Any payment to be made in respect of the Secured Obligations by the Security Trustee:

(i)             may be made to the relevant Agent on behalf of its Creditors;

(ii)          may be made to the Relevant LC Issuing Bank in accordance with paragraph (b)(i) of Clause 11.3 (Treatment of SFA Cash Cover); or

(iii)       shall be made directly to the Hedge Counterparties,

and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Trustee.

(b)                       The Security Trustee is under no obligation to make the payments to the Agents or the Hedge Counterparties under paragraph (a) of this Clause 11.7 in the same currency as that in which the Liabilities owing to the relevant Creditor are denominated.

11.8      Calculation of Amounts

For the purpose of calculating any person’s share of any sum payable to or by it, the Security Trustee shall be entitled to:

(a)                        notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Security Trustee), that notional conversion to be made at the spot rate at which the Security Trustee is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(b)                       assume that all moneys received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Finance Documents under which those Liabilities have arisen.

12.              THE SECURITY TRUSTEE

12.1        Trust

(a)                        The Security Trustee declares that it shall hold the Security Property on trust for the Secured Parties on the terms contained in this Agreement.

(b)                       Each of the parties to this Agreement agrees that the Security Trustee shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Security Documents to which the Security Trustee is expressed to be a party (and no others shall be implied).

12.2        No independent power

Subject to Clause 11.3 (Treatment of SFA Cash Cover), the Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Security Documents except through the Security Trustee.

12.3        Instructions to Security Trustee and exercise of discretion

(a)                        Subject to paragraphs (d) and (e) below, the Security Trustee shall act in accordance with any instructions given to it by an Instructing Group or, if so instructed by an Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Trustee and shall be entitled to assume that (i) any instructions received by it from an Agent, the Creditors or a group of Creditors are duly given in accordance with the terms of the Finance Documents and (ii) unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

(b)                       The Security Trustee shall be entitled to request instructions, or clarification of any direction, from an Instructing Group (or from the Majority Junior Lenders (to the extent they are entitled to give instructions to the Security Trustee pursuant to Clause 9 (Enforcement of Transaction Security))) as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Trustee may refrain from acting unless and until those instructions or clarification are received by it.

(c)                        Save as provided in Clause 9 (Enforcement of Transaction Security), any instructions given to the Security Trustee by an Instructing Group shall override any conflicting instructions given by any other Parties.

(d)                       Paragraph (a) above shall not apply:

(i)                       where a contrary indication appears in this Agreement;

(ii)                    where this Agreement requires the Security Trustee to act in a specified manner or to take a specified action;

(iii)                 in respect of any provision which protects the Security Trustee’s own position in its personal capacity as opposed to its role of Security Trustee for the Secured Parties including, without limitation, the provisions set out in Clauses 12.5 (Security Trustee’s discretions) to Clause 12.21 (Disapplication);

(iv)                in respect of the exercise of the Security Trustee’s discretion to exercise a right, power or authority under any of:

(A)      Clause 10.1 (Non-Distressed Disposals);

(B)        Clause 11.1 (Order of application);

(C)        Clause 11.2 (Prospective liabilities);

(D)       Clause 11.3 (Treatment of SFA Cash Cover); and

(E)      Clause 11.6 (Permitted Deductions).

(e)                   If giving effect to instructions given by an Instructing Group would (in the Security Trustee’s opinion) have an effect equivalent to an Intercreditor Amendment, the Security Trustee shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Trustee) whose consent would have been required in respect of that Intercreditor Amendment.

(f)                          In exercising any discretion to exercise a right, power or authority under this Agreement where either:

(i)             it has not received any instructions from an Instructing Group as to the exercise of that discretion; or

(ii)          the exercise of that discretion is subject to paragraph (d)(iv) above,

the Security Trustee shall:

(A)           other than where paragraph (B) below applies, do so having regard to the interests of all the Secured Parties; or

(B)             if (in its opinion) there is a Creditor Conflict in relation to the matter in respect of which the discretion is to be exercised, do so having primary regard to the interests of all the Senior Creditors.

12.4      Security Trustee’s Actions

Without prejudice to the provisions of Clause 9 (Enforcement of Transaction Security) and Clause 12.3 (Instructions to Security Trustee and exercise of discretion), the Security Trustee may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

12.5      Security Trustee’s discretions

The Security Trustee may:

(a)                             assume (unless it has received actual notice to the contrary from a Hedging Counterparty or from one of the Agents) that (i) no Default has occurred and no Obligor is in breach of or default under its obligations under any of the Finance Documents and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(b)                            if it receives any instructions or directions under Clause 9 (Enforcement of Transaction Security) to take any action in relation to the Transaction Security, assume that all applicable conditions under the Finance Documents for taking that action have been satisfied;

(c)                             engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, surveyors or other experts (whether obtained by the Security Trustee or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

(d)                            rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party, any Creditor or an Obligor, upon a certificate signed by or on behalf of that person; and

(e)                             refrain from acting in accordance with the instructions of any Party (including bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security that it may in its discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in so acting.

12.6      Security Trustee’s obligations

The Security Trustee shall promptly:

(a)                             copy to (i) each Agent and (ii) each Hedging Counterparty the contents of any notice or document received by it from any Obligor under any Finance Document;

(b)                            forward to a Party the original or a copy of any document which is delivered to the Security Trustee for that Party by any other Party provided that, except where a Finance Document expressly provides otherwise, the Security Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party;

(c)                             inform (i) each Agent and (ii) each Hedging Counterparty of the occurrence of any Default or any default by an Obligor in the due performance of or compliance with its obligations under any Finance Document of which the Security Trustee has received notice from any other party to this Agreement; and

(d)                            to the extent that a Party (other than the Security Trustee) is required to calculate a Dollar Currency Amount, and upon a request by that Party, notify that Party of the relevant Security Trustee’s Spot Rate of Exchange.

12.7      Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Trustee shall not:

(a)                             be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by an Obligor of its obligations under any of the Finance Documents;

(b)                            be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account;

(c)                             be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(d)                            have or be deemed to have any relationship of trust or agency with, any Obligor.

12.8      Exclusion of liability

None of the Security Trustee, any Receiver nor any Delegate shall accept responsibility or be liable for:

(a)                             the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Trustee or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)                            the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)                             any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Finance Documents, the Security Property or otherwise, whether in accordance with an instruction from an Agent or otherwise unless directly caused by its gross negligence or wilful misconduct (and in the case of the Security Trustee under the Onshore Security Assignment directly caused by its breach of trust or the duty of care and diligence required of it as trustee under this Agreement);

(d)                            the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Finance Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Finance Documents or the Security Property; or

(e)                             any shortfall which arises on the enforcement or realisation of the Security Property.

12.9      No proceedings

No Party (other than the Security Trustee, that Receiver or that Delegate) may take any proceedings against any officer, employee or agent of the Security Trustee, a Receiver or a Delegate in respect of any claim it might have against the Security Trustee, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Security Trustee, a Receiver or a Delegate may rely on this Clause subject to Clause 1.3 (Third Party Rights) and the provisions of the Third Parties Rights Act.

12.10 Own responsibility

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Secured Party confirms to the Security Trustee that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)          the financial condition, status and nature of each Obligor;

(b)         the legality, validity, effectiveness, adequacy and enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)          whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)         the adequacy, accuracy and/or completeness of any information provided by the Security Trustee or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)          the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Secured Party warrants to the Security Trustee that it has not relied on and will not at any time rely on the Security Trustee in respect of any of these matters.

12.11 No responsibility to perfect Transaction Security

The Security Trustee shall not be liable for any failure to:

(a)          require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;

(b)         obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Finance Documents or the Transaction Security;

(c)          register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Finance Documents or of the Transaction Security;

(d)                                 take, or to require any of the Obligors to take, any steps to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)                                  require any further assurances in relation to any of the Security Documents.

12.12                     Insurance by Security Trustee

(a)                                  The Security Trustee shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Finance Documents. The Security Trustee shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

(b)                                 Where the Security Trustee is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless an Agent shall have requested it to do so in writing and the Security Trustee shall have failed to do so within fourteen days after receipt of that request.

12.13                     Custodians and nominees

The Security Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Trustee may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

12.14                     Acceptance of title

The Security Trustee shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Obligors may have to any of the Charged Property and shall not be liable for or bound to require any Obligor to remedy any defect in its right or title.

12.15                     Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Trustee may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction and the Security Trustee may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

12.16                     Business with the Obligors

The Security Trustee may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Obligors.

12.17                     Winding up of trust

If the Security Trustee, with the approval of each of the Agents and each Hedging Counterparty, determines that (a) all of the Secured Obligations and all other obligations secured by the Security Documents have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents:

(a)                                  the trusts set out in this Agreement shall be wound up and the Security Trustee shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Trustee under each of the Security Documents; and

(b)                                 any Retiring Security Trustee shall release, without recourse or warranty, all of its rights under each of the Security Documents.

12.18                     Perpetuity period

The perpetuity period under the rule against perpetuities, if applicable to this Agreement, shall be the period of eighty years from the date of this Agreement.

12.19                     Powers supplemental

The rights, powers and discretion conferred upon the Security Trustee by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Trustee by general law or otherwise.

12.20                     Trustee division separate

(a)                                  In acting as trustee for the Secured Parties, the Security Trustee shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)                                 If information is received by another division or department of the Security Trustee, it may be treated as confidential to that division or department and the Security Trustee shall not be deemed to have notice of it.

12.21       Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Trustee in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

12.22                     Obligors: Power of Attorney

Each Obligor by way of security for its obligations under this Agreement irrevocably appoints the Security Trustee to be its attorney to do anything which that Obligor has authorised the Security Trustee or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Trustee may delegate that power on such terms as it sees fit).

13.                                 CHANGE OF SECURITY TRUSTEE AND DELEGATION

13.1                           Resignation of the Security Trustee

(a)                                  The Security Trustee may resign and appoint one of its affiliates as successor by giving notice to Kosmos, the Senior Creditors and Junior Lenders.

(b)                                 Alternatively the Security Trustee may resign by giving notice to the other Parties in which case the Majority Senior Creditors (or, after the Senior Discharge Date, the Majority Junior Lenders) may appoint a successor Security Trustee.

(c)                                  If the Majority Senior Creditors (or, after the Senior Discharge Date, the Majority Junior Lenders) have not appointed a successor Security Trustee in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Trustee (after consultation with the Agents) may appoint a successor Security Trustee.

(d)                                 The retiring Security Trustee (the “Retiring Security Trustee”) shall, at its own cost, make available to the successor Security Trustee such documents and records and provide such assistance as the successor Security Trustee may reasonably request for the purposes of performing its functions as Security Trustee under the Finance Documents.

(e)                                  The Security Trustee’s resignation notice shall only take effect upon (i) the appointment of a successor and (ii) the transfer of all of the Security Property to that successor.

(f)                                    Upon the appointment of a successor, the Retiring Security Trustee shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 12.17 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Trustee, remain entitled to the benefit of Clauses 12 (The Security Trustee), 16.1 (Obligors’ indemnity) and 16.3 (Creditors’ indemnity). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)                                 The Majority Senior Creditors (or, after the Senior Discharge Date, the Majority Junior Lenders) may, by notice to the Security Trustee, require it to resign in accordance with paragraph (b) above. In this event, the Security Trustee shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Kosmos.

13.2                           Delegation

(a)                                  Each of the Security Trustee, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Finance Documents.

(b)                                 That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Trustee, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

13.3                           Additional Security Trustees

(a)                                  The Security Trustee may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Trustee deems to be relevant or (iii) for obtaining or enforcing any judgment in any jurisdiction, and the Security Trustee shall give prior notice to the Kosmos and each of the Agents of that appointment.

(b)                                 Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Trustee by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)                                  The remuneration that the Security Trustee may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Trustee.

14.                                 CHANGES TO THE PARTIES

14.1                           Assignments and transfers

No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of any Finance Documents or the Liabilities except as permitted by this Clause 14.

14.2         Change of Senior Lender or Junior Lender

(a)                                  A Senior Lender or Junior Lender may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Finance Documents or the Liabilities if:

(i)                                     that assignment or transfer is in accordance with the terms of the CTA;

(ii)                                  that assignment or transfer is not in breach of Clause 5.7 (Junior Debt Purchase Transactions); and

(iii)                               any assignee or transferee has (if not already party to this Agreement as a Senior Lender or Junior Lender (as the case may be)) acceded to this Agreement, as a Senior Lender or a Junior Lender (as the case may be), pursuant to Clause 14.5 (Creditor/Agent Accession Undertaking).

(b)                                 For the avoidance of doubt, a person that is party to this Agreement as a Lender and a Hedging Counterparty, shall not cease to be a Hedging Counterparty solely by ceasing to be a Lender.

14.3         Change of Hedging Counterparty

A Hedging Counterparty may (in accordance with the terms of the relevant Hedging Agreement and subject to any consent required under that Hedging Agreement) transfer any of its rights and benefits or obligations in respect of the Hedging Agreements to which it is a party if any transferee has (if not already party to this Agreement as a Hedging Counterparty) acceded to:

(a)                                  this Agreement; and

(b)                                 the Senior Facility Agreements,

as a Hedging Counterparty pursuant to Clause 14.5 (Creditor/Agent Accession Undertaking).

14.4                           Change of Agent

No person shall become an Agent unless at the same time, it accedes to this Agreement as a Senior Facility Agent or Junior Facility Agent (as the case may be), pursuant to Clause 14.5 (Creditor/Agent Accession Undertaking).

14.5         Creditor/Agent Accession Undertaking

With effect from the date of acceptance by the Security Trustee and, in the case of a Hedging Counterparty or an Affiliate of a Senior Lender, the Senior Facility Agent of a Creditor/Agent Accession Undertaking duly executed and delivered to the Security Trustee by the relevant acceding party or, if later, the date specified in that Creditor/Agent Accession Undertaking:

(a)                                  any Party ceasing entirely to be a Creditor or Agent shall be discharged from further obligations towards the Security Trustee and other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date); and

(b)                                 as from that date, the replacement or new Creditor or Agent shall assume the same obligations, and become entitled to the same rights, as if it had been an original Party to this Agreement in that capacity; and

(c)                                  any party acceding to this Agreement as a Hedging Counterparty shall also become party to the CTA as a Hedging Counterparty (as the case may be) and shall assume the same obligations and become entitled to the same rights as if it had been an original party to the CTA as a Hedging Counterparty.

14.6                           New Obligor

(a)                                  If any member of the Group:

(i)                                     incurs any Liabilities; or

(ii)                                  gives any security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities

Kosmos will procure that the person incurring those Liabilities or giving that assurance accedes to this Agreement as an Obligor, in accordance with paragraph (c) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)                                 With effect from the date of acceptance by the Security Trustee of an Obligor Accession Deed duly executed and delivered to the Security Trustee by the new Obligor or, if later, the date specified in the Obligor Accession Deed, the new Obligor shall assume the same obligations and become entitled to the same rights as if it had been an original Party to this Agreement as an Obligor.

14.7                           Additional parties

(a)                                  Each of the Parties appoints the Security Trustee to receive on its behalf each Obligor Accession Deed and Creditor/Agent Accession Undertaking delivered to the Security Trustee and the Security Trustee shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the CTA.

(b)                                 In the case of a Creditor/Agent Accession Undertaking delivered to the Security Trustee by any party acceding to this Agreement as a Hedging Counterparty:

(i)                                     the Security Trustee shall, as soon as practicable after signing and accepting that Creditor/Agent Accession Undertaking in accordance with paragraph (a) above, deliver that Creditor/Agent Accession Undertaking to the Senior Facility Agent; and

(ii)                                  the Senior Facility Agent shall, as soon as practicable after receipt by it, sign and accept that Creditor/Agent Accession Undertaking if it appears on its face to have been completed, executed and delivered in the form contemplated by this Agreement.

(c)                                  The Security Trustee shall only be obliged to sign and accept an Obligor Accession Deed or Creditor/Agent Accession Undertaking received by it once it is satisfied that it has complied with all necessary “know your customer” or similar other checks under all applicable laws and regulations in relation to the accession by the prospective party to this Agreement.

(d)                                 Each Party shall promptly upon the request of the Security Trustee supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Security Trustee (for itself) from time to time in order for the Security Trustee to carry out and be satisfied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

15.           COSTS AND EXPENSES

15.1         Security Trustee’s ongoing costs

(a)                                  In the event of (i) a Default or (ii) the Security Trustee considering it necessary or expedient or (iii) the Security Trustee being requested by an Obligor or an Instructing Group or the Majority Junior Lenders to undertake duties which the Security Trustee and the Borrower agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Trustee under the Finance Documents, the Borrower shall pay to the Security Trustee any additional remuneration (together with any applicable VAT) that may be agreed between them.

(b)                                 If the Security Trustee and the Borrower fail to agree upon the nature of those duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by the Borrower or, failing approval, nominated (on the application of the Security Trustee) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

15.2                           Transaction expenses

The Borrower shall, within 15 Business Days, pay the Security Trustee the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by the Security Trustee and any Receiver or Delegate in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)                                  this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)                                 any other Finance Documents executed after the date of this Agreement.

15.3         Stamp taxes

The Borrower shall (in accordance with the terms of the other Finance Documents) pay and, within five Business Days of demand, indemnify the Security Trustee against any cost, loss or liability the Security Trustee incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

15.4         Interest on demand

If any Creditor or Obligor fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is one per cent. per annum over the rate at which the Security Trustee was being offered, by leading banks in the London interbank market, deposits in an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Security Trustee may from time to time select.

15.5         Enforcement and preservation costs

Kosmos shall, within five Business Days of demand, pay to the Security Trustee the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it in connection with the enforcement of or the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Trustee as a consequence of taking or holding the Transaction Security or enforcing these rights.

16.                                 INDEMNITIES

16.1                           Obligors’ indemnity

Each Obligor shall promptly indemnify the Security Trustee and every Receiver and Delegate against any cost, loss or liability (together with any applicable VAT) incurred by any of them:

(a)           in relation to or as a result of:

(i)            any failure by the Borrower to comply with obligations under Clause 15 (Costs and Expenses);

(ii)                                  the taking, holding, protection or enforcement of the Transaction Security;

(iii)                               the exercise of any of the rights, powers, discretions and remedies vested in the Security Trustee, each Receiver and each Delegate by the Finance Documents or by law; or

(iv)                              any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; or

(b)                                 which otherwise relates to any of the Security Property or the performance of the terms of this Agreement (otherwise than as a result of its gross negligence or wilful misconduct and in the case of the Security Trustee under the Onshore Security Assignment as a result of its breach of trust or the duty of care and diligence required of it as trustee under this Agreement).

Each Obligor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 16.1 (Obligors’ indemnify) will not be prejudiced by any release or disposal under Clause 10.2 (Distressed Disposals) taking into account the operation of that Clause 10.2.

16.2         Priority of indemnity

The Security Trustee and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessgary to give effect to the indemnity in Clause 16.1 (Obligors’ indemnity) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

16.3         Creditors’ indemnity

(a)                                  Each Creditor shall (in the proportion that the Liabilities due to it bears to the aggregate of the Liabilities due to all the Creditors for the time being (or, if the

Liabilities due to each of those Creditors is zero, immediately prior to their being reduced to zero)), indemnify the Security Trustee and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Trustee’s, Receiver’s or Delegate’s gross negligence or wilful misconduct and in the case of the Security Trustee under the Onshore Security Assignment as a result of its breach of trust or the duty of care and diligence required of it as trustee under this Agreement) in acting as Security Trustee, Receiver or Delegate under the Finance Documents (unless the relevant Security Trustee, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document) and the Obligors shall jointly and severally indemnify each Creditor against any payment made by it under this Clause 16.

(b)                                 For the purposes only of paragraph (a) above, to the extent that any hedging transaction under a Hedging Agreement has not been terminated or closed-out, the Hedging Liabilities due to any Hedging Counterparty in respect of that hedging transaction will be deemed to be:

(i)                                     if the relevant Hedging Agreement is based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of those hedging transactions, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Obligor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)                                  if the relevant Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Hedging Agreement for which the relevant Obligor is in a position similar in meaning and effect (under that Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Hedging Counterparty and as calculated in accordance with the relevant Hedging Agreement.

16.4                           Borrower’s indemnity to Creditors

The Borrower shall promptly and as principal obligor indemnify each Creditor against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 10.2 (Distressed Disposals).

17.           INFORMATION

17.1         Information and dealing

(a)                                  The Creditors shall provide to the Security Trustee from time to time (through their respective Agents in the case of a Senior Lender or a Junior Lender) any information that the Security Trustee may reasonably specify as being necessary or desirable to enable the Security Trustee to perform its functions as trustee.

(b)                                 Each Senior Lender and Junior Lender shall deal with the Security Trustee exclusively through its Agent and the Hedge Counterparties shall deal directly with the Security Trustee and shall not deal through any Agent.

(c)                                  No Agent shall be under any obligation to act as agent or otherwise on behalf of any Hedging Counterparty except as expressly provided for in, and for the purposes of, this Agreement.

17.2         Disclosure

Notwithstanding any agreement to the contrary, each of the Obligors consents, until the Final Discharge Date, to the disclosure by any of the Creditors, the Agents, the Arrangers and the Security Trustee to each other (whether or not through an Agent or the Security Trustee) of such information concerning the Obligors obtained by it in that capacity as any Creditor, any Agent, any Arranger or the Security Trustee shall see fit.

17.3                           Notification of prescribed events

(a)                                  If an Event of Default either occurs or ceases to be continuing the Senior Facility Agent shall, upon becoming aware of that occurrence or cessation, notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify each Hedging Counterparty.

(b)                                 If a Junior Payment Stop Event either occurs or ceases to be continuing the Security Trustee shall notify the Junior Facility Agent.

(c)                                  If a Senior Payment Default either occurs or ceases to be continuing the Senior Facility Agent shall notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify the Junior Facility Agent.

(d)                                 If a Senior Acceleration Event occurs the Senior Facility Agent shall notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify each other Party.

(e)                                  If a Junior Acceleration Event occurs the Junior Facility Agent shall notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify each other Party.

(f)                                    If the Security Trustee receives a Junior Enforcement Notice under paragraph (a)(ii)(A) of Clause 5.11 (Permitted Enforcement: Junior Lenders) it shall, upon receiving that notice, notify, and send a copy of that notice to, the Senior Facility Agent and each Hedging Counterparty.

(g)                                 If the Security Trustee enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify each Party of that action.

(h)                                 If any Creditor exercises any right it may have to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify each Party of that action.

(i)                                     If an Obligor defaults on any Payment due under a Hedging Agreement, the Hedging Counterparty which is party to that Hedging Agreement shall, upon becoming aware of that default, notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify the Senior Facility Agent, each other Hedging Counterparty and the Junior Facility Agent.

(j)                                     If a Hedging Counterparty terminates or closes-out, in whole or in part, any hedging transaction under any Hedging Agreement under Clause 4.9 (Permitted Enforcement: Hedge Counterparties) it shall notify the Security Trustee and the Security Trustee shall, upon receiving that notification, notify each Agent and each other Hedging Counterparty.

(k)                                  If a Senior Mandatory Prepayment is waived the Senior Facility Agent shall notify the Security Trustee of the amount of the Senior Mandatory Prepayment waived and the Security Trustee shall, upon receiving that notification, notify the Junior Facility Agent and each Hedging Counterparty.

(l)                                     If a Junior Mandatory Prepayment is waived the Junior Facility Agent shall notify the Security Trustee of the amount of the Junior Mandatory Prepayment waived and the Security Trustee shall, upon receiving that notification, notify, the Senior Facility Agent and each Hedging Counterparty.

(m)                               If the Security Trustee receives a notice under paragraph (a) of Clause 5.13 (Option to purchase: Junior Lenders) it shall upon receiving that notice, notify, and send a copy of that notice to, the Senior Facility Agent.

18.                                 NOTICES

18.1                           Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

18.2                           Security Trustee’s communications with Senior Lenders, Junior Lenders and Hedge Counterparties

The Security Trustee shall be entitled to carry out all dealings:

(a)                                  with the Senior Lenders, the Senior Arrangers, the Junior Lenders and the Junior Arrangers through their respective Agents and may give to the Agents, as applicable, any notice or other communication required to be given by the Security Trustee to a Senior Lender, Senior Arranger, Junior Lender or Junior Arranger; and

(b)                                 with each Hedging Counterparty directly with that Hedging Counterparty.

18.3                          Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)                                  in the case of the Original Obligors, that identified with its name below;

(b)                                 in the case of the Security Trustee, that identified with its name below; and

(c)                                  in the case of each other Party, that notified in writing to the Security Trustee on or prior to the date on which it becomes a Party or any substitute address, fax number or department or officer which that Party may notify to the Security Trustee (or the Security Trustee may notify to the other Parties, if a change is made by the Security Trustee) by not less than five Business Days’ notice.

18.4                          Delivery

(a)                                  Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)                  if by way of fax, when received in legible form; or

(ii)               if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 18.3 (Addresses), if addressed to that department or officer.

(b)                                 Any communication or document to be made or delivered to the Security Trustee will be effective only when actually received by the Security Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Security Trustee’s signature below (or any substitute department or officer as the Security Trustee shall specify for this purpose).

(c)                                  Any communication or document made or delivered to the Kosmos in accordance with this Clause 18.4 will be deemed to have been made or delivered to each of the Obligors.

18.5                          Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 18.3 (Addresses) or changing its own address or fax number, the Security Trustee shall notify the other Parties.

18.6                          Electronic communication

(a)                                  Any communication to be made between the Security Trustee and an Agent, an Arranger, a Senior Lender, a Hedging Counterparty or a Junior Lender under or in connection with this Agreement may be made by electronic mail or other electronic means, if the Security Trustee and the relevant Agent, Arranger, Senior Lender, Hedging Counterparty or Junior Lender

(i)                  agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)               notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)            notify each other of any change to their address or any other such information supplied by them.

(b)                                 Any electronic communication made between the Security Trustee and an Agent, an Arranger, a Senior Lender, a Hedging Counterparty or a Junior Lender will be effective only when actually received in readable form and in the case of any electronic communication made by a Senior Lender, Hedging Counterparty, Junior Lender, Arranger or Agent to the Security Trustee only if it is addressed in such a manner as the Security Trustee shall specify for this purpose.

18.7                          English language

(a)                                  Any notice given under or in connection with this Agreement must be in English.

(b)                                 All other documents provided under or in connection with this Agreement must be:

(i)                  in English; or

(ii)               if not in English, and if so required by the Security Trustee, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

19.                                PRESERVATION

19.1                          Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

19.2                          No impairment

If, at any time after its date, any provision of a Finance Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Finance Document, neither the binding nature nor the enforceability of that provision or any other provision of that Finance Document will be impaired as against the other party(ies) to that Finance Document.

19.3                          Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

19.4                          Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 19.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Party):

(a)                                  any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)                                 the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any Obligor,

(c)                                  the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)                                 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or other person;

(e)                                  any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Finance Document or any other document or security;

(f)                                    any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(g)                                 any intermediate Payment of any of the Liabilities owing to the Creditors in whole or in part; or

(h)                                 any insolvency or similar proceedings.

19.5                          Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will:

(a)                                  not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Finance Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)                                 apply regardless of the order in which or dates upon which this Agreement and the other Finance Documents are executed or registered or notice of them is given to any person; and

(c)                                  secure the Liabilities owing to the Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

20.                                CONSENTS, AMENDMENTS AND OVERRIDE

20.1                          Required consents

(a)                                  Subject to paragraph (b) below, to Clause 20.4 (Exceptions), to Clause 20.5 (Snooze/Lose) and to Clause 20.7 (Disenfranchisement of Sponsor Affiliates), this Agreement may be amended or waived only with the consent of the Agents, the Majority Senior Lenders, the Majority Junior Lenders and the Security Trustee.

(b)                                 An amendment or waiver that has the effect of changing or which relates to:

(i)                  Clause 8 (Redistribution), Clause 11 (Application of Proceeds) or this Clause 20 (Consents, amendments and override);

(ii)               paragraphs (d)(iii), (e) and (f) of Clause 12.3 (Instructions to Security Trustee and exercise of discretion); or

(iii)            the order of priority or subordination under this Agreement,

shall not be made without the consent of:

(A)                    the Agents;

(B)                      the Senior Lenders;

(C)                      the Junior Lenders;

(D)                     each Hedging Counterparty (to the extent that the amendment or waiver would adversely affect the Hedging Counterparty); and

(E)                       the Security Trustee.

20.2                          Amendments and Waivers: Transaction Security Documents

(a)                                  Subject to paragraph (b) below and to Clause 20.4 (Exceptions) and unless the provisions of any Finance Document expressly provide otherwise, the Security Trustee may, if authorised by an Instructing Group, and if the Borrower consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents which shall be binding on each Party.

(b)                                 Subject to paragraph (c) of Clause 20.4 (Exceptions), the prior consent of the Creditors is required to authorise any amendment or waiver of, or consent under, any Transaction Security Document which would affect the nature or scope of the Charged Property or the manner in which the proceeds of enforcement of the Transaction Security are distributed.

20.3                          Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 20 (Consents, Amendments and Override) will be binding on all Parties and the Security Trustee may effect, on behalf of any Agent, Arranger or Creditor, any amendment, waiver or consent permitted by this Clause 20 (Consents, Amendments and Override).

20.4                          Exceptions

(a)                                  Subject to paragraphs (c) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)                  in the case of a Creditor, in a way which affects or would affect Creditors of that Party’s class generally; or

(ii)               in the case of an Obligor, to the extent consented to by Kosmos under paragraph (a) of Clause 20.2 (Amendments and Waivers: Transaction Security Documents),

the consent of that Party is required.

(b)                                 Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights or obligations of an Agent, an Arranger, the Security Trustee (including, without limitation, any ability of the Security Trustee to act in its discretion under this Agreement) or a Hedging Counterparty may not be effected without the consent of that Agent or, as the case may be, that Arranger, the Security Trustee or that Hedging Counterparty.

(c)                                  Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 20.2 (Amendments and Waivers: Transaction Security Documents) shall apply:

(i)                  to any release of Transaction Security, claim or Liabilities; or

(ii)               to any consent

which, in each case, the Security Trustee gives in accordance with Clause 10 (Disposals).

20.5                          Enforcement Action

For the avoidance of doubt, as between on the one hand, the Senior Creditors and the Junior Lenders, and, on the other hand, the Obligors, nothing in this Agreement shall give the Senior Creditors or Junior Lenders a greater or any additional right in relation to taking a particular Enforcement Action (including as to the time at which such Enforcement Action may be taken and/or the circumstances under which any Enforcement Action may be taken) than exists under the terms of the other Finance Documents or at law.

20.6                          Snooze/Lose

(a)                                  If in relation to:

(i)                  a request for a Consent in relation to any of the terms of this Agreement;

(ii)               a request to participate in any other vote of Senior Creditors or Junior Lenders under the terms of this Agreement;

(iii)            a request to approve any other action under this Agreement; or

(iv)           a request to provide any confirmation or notification under this Agreement;

any Creditor:

(A)                    fails to respond to that request within 10 Business Days of that request being made; or

(B)                      (in the case of a Senior Creditor and paragraphs (i) to (iii) above and if so requested by the Security Trustee), fails to provide details of its Senior Credit Participation to the Security Trustee within the timescale specified by the Security Trustee:

(v)              in the case of paragraphs (i) to (iii) above, that Creditor’s Senior Credit Participation or Junior Commitment (as the case may be) shall be deemed to be zero for the purpose of calculating the Senior Credit Participations or Junior Commitments when ascertaining whether any relevant percentage of Senior Credit Participations or Junior Commitments has been obtained to give that Consent, carry that vote or approve that action;

(vi)           in the case of paragraphs (i) to (iii) above, that Creditor’s status as a Senior Creditor or Junior Lender shall be disregarded for the purposes of ascertaining whether the agreement of any specified group of Creditors has been obtained to give that Consent, carry that vote or approve that action; and

(vii)        in the case of paragraph (iv) above, that confirmation or notification shall be deemed to have been given.

20.7                          Disenfranchisement of Sponsor Affiliates

(a)                                  For so long as a Sponsor Affiliate (i) beneficially owns a Commitment or (ii) has entered into a sub-participation agreement relating to a Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated:

(i)                  in ascertaining:

(A)                    an Instructing Group; or

(B)                      whether:

(1)               any relevant percentage of Commitments or Senior Credit Participations; or

(2)               the agreement of any specified group of Creditors

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Commitment and any associated Senior Credit Participation shall be deemed to be zero and, subject to paragraph (ii) below, that Sponsor Affiliate (or the person with whom it has entered into that sub-participation, other agreement or arrangement (a “Counterparty”)) shall be deemed not to be:

(C)                      a Senior Lender (in the case of a Senior Commitment); or

(D)                     a Junior Lender (in the case of a Junior Commitment).

(ii)               Paragraphs (i)(C) and (i)(D) above shall not apply to the extent that a Counterparty is a Senior Lender or Junior Lender, (as the case may be) by virtue otherwise than by beneficially owning the relevant Commitment.

(b)                                 Each Sponsor Affiliate that is a Senior Lender or a Junior Lender agrees that:

(i)                  in relation to any meeting or conference call to which all the Senior Creditors, all the Creditors, all the Junior Lenders or any combination of those groups of Creditors are invited to attend or participate, it shall not attend or participate in the same if so requested by the Security Trustee or, unless the Security Trustee otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)               it shall not, unless the Security Trustee otherwise agrees, be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Security Trustee or one or more of the Creditors.

20.8                          Calculation of Senior Credit Participations

For the purpose of ascertaining whether any relevant percentage of Senior Credit Participations has been obtained under this Agreement, the Security Trustee may notionally convert the Senior Credit Participations into their Dollar Currency Amounts.

20.9                          Junior administrative consents

If the Senior Facility Agent or Majority Senior Lenders at any time in respect of the Finance Documents gives or give any Consent of a minor technical or administrative nature which does not adversely affect the interests of the Junior Lenders or change the commercial terms contained in the Finance Documents then, if that action was permitted by the terms of this Agreement, the Junior Lenders will (or will be deemed to):

(a)                                  give a corresponding Consent in equivalent terms in relation to each of the Finance Documents to which they are a party; and

(b)                                 do anything (including executing any document) that the Senior Lenders may reasonably require to give effect to this Clause 20.9.

20.10                    No liability

None of the Senior Lenders or the Senior Facility Agent will be liable to any other Creditor Agent or Obligor for any Consent given or deemed to be given under this Clause 20.

20.11                    Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Finance Documents to the contrary.

21.                                COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

22.                                GOVERNING LAW

This Agreement is governed by English law.

23.                                ENFORCEMENT

23.1                          Jurisdiction

(a)                                  The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or the consequences of its nullity) (a “Dispute”).

(b)                                 The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)                                  This Clause 23.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

23.2                          Service of process

(a)                                  Without prejudice to any other mode of service allowed under any relevant law, each Obligor (unless incorporated in England and Wales):

(i)                  irrevocably appoints Trusec Limited of 2 Lambs Passage, London, EC1Y 8BB as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)               agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned;

(b)                                 If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (in the case of an agent for service of process for an Obligor), must immediately (and in any event within 30 days of such event taking place) appoint another agent on terms acceptable to the Senior Facility Agent or, after the Senior Discharge Date, the Junior Facility Agent. Failing this, the Senior Facility Agent or the Junior Facility Agent (as the case may be) may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Obligors and is intended to be and is delivered by them as a deed on the date specified above.

SCHEDULE I

FORM OF OBLIGOR ACCESSION DEED

THIS AGREEMENT is made on [•] and made between:

(1)                                  [Insert Full Name of New Obligor] (registration number [•]) (the “Acceding Obligor”); and

(2)                                  [Insert Full Name of Current Security Trustee] (the “Security Trustee”), for itself and each of the other parties to the Intercreditor Agreement referred to below.

This agreement is made on [date] by the Acceding Obligor in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated [•] 2009 between, amongst others, [INSERT NAME OF SECURITY TRUSTEE] as Security Trustee, [INSERT NAME OF SENIOR AGENT] as Senior Facility Agent, [INSERT NAME OF JUNIOR AGENT] as Junior Facility Agent, the Creditors and the Obligors (each as defined in the Intercreditor Agreement).

The Acceding Obligor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

IT IS AGREED as follows:

1.                                       Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.                                       The Acceding Obligor and the Security Trustee agree that the Security Trustee shall hold:

(a)                                  [any Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)                                 all proceeds of that Security; and]

(c)                                  all obligations expressed to be undertaken by the Acceding Obligor to pay amounts in respect of the Liabilities to the Security Trustee as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding Obligor (in the Relevant Documents or otherwise) in favour of the Security Trustee as trustee for the Secured Parties, on trust for the Secured Parties on the terms and conditions contained in the Intercreditor Agreement.

3.                                       The Acceding Obligor confirms that it intends to be party to the Intercreditor Agreement as an Obligor, undertakes to perform all the obligations expressed to be assumed by an Obligor under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement.

4.                                       This Agreement is governed by English law.

THIS AGREEMENT has been signed on behalf of the Security Trustee and executed as a deed by the Acceding Obligor and is delivered on the date stated above.

The Acceding Obligor

[EXECUTED AS A DEED	)
By: [Full Name of Acceding Obligor]	)

Director

Director/Secretary

OR

[EXECUTED AS A DEED

By: [Full name of Acceding Obligor]

Signature of Director

Name of Director

in the presence of

Signature of witness

Name of witness

Address of witness

Occupation of witness]

Address for notices:

Address:

Fax:

The Security Trustee

[Full Name of Current Security Trustee]

By:

Date:

SCHEDULE 2

FORM OF CREDITOR/AGENT ACCESSION UNDERTAKING

To:                              [Insert full name of current Security Trustee] for itself and each of the other parties to the Intercreditor Agreement referred to below.

[To:                          [Insert full name of current Senior Facility Agent] as Senior Facility Agent.]

From:                  [Acceding Creditor/Agent]

THIS UNDERTAKING is made on [date] by [insert full name of new Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent/[Investor]] (the “Acceding [Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated [•] 2009 between, among others, [INSERT NAME OF SECURITY TRUSTEE] as Security Trustee, [INSERT NAME OF SENIOR AGENT] as senior agent [INSERT NAME OF JUNIOR AGENT] as Junior Facility Agent, the Creditors and the Obligors (each as defined in the Intercreditor Agreement). Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Senior Lender/Junior Lender/Hedging Counterparty/Agent being accepted as a [Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent] for the purposes of the Intercreditor Agreement, the Acceding [Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Senior Lender/Junior Lender/Hedging Counterparty/Senior Facility Agent/Junior Facility Agent] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

[The Acceding Hedging Counterparty has become a provider of hedging arrangements to the [Borrower].

This Undertaking is governed by English law.

THIS UNDERTAKING has been entered into on the date stated above and is delivered on the date stated above].

Acceding [Creditor/Agent]

[EXECUTED as a DEED]
[insert full name of Acceding
Creditor/Agent]

By:

Address:

Fax:

Accepted by the Security Trustee	[Accepted by the Senior Facility Agent]

for and on behalf of	for and on behalf of

[Insert full name of current Security	[Insert full name of Senior Facility Agent]
Trustee]

Date:	Date:]

SIGNATURES

The Obligors

Borrower

Executed and Delivered as a Deed by )

KOSMOS ENERGY FINANCE )

in the presence of: )

	)		Per: W. Greg Dunlevy

	)		Title: Director

James Reeve			Name: W. Greg Dunlevy

Witness’s Signature

(Name)	James Reeve

(Address)	2 Widehurst Cottages, Thorn Road, Marden, Kent TN1Z 9LL

(Occupation)	Solicitor

(Note: The above details are to be completed in the witness’s own handwriting.)

Address:	P.O. Box 32322	Copy:	c/o Kosmos Energy LLC
	4th Floor Century Yard		8176 Park Lane
	Cricket Square		Suite 500
	Elgin Avenue		Dallas
	Georgetown		Texas 75231
	Grand Cayman		USA
KY1 – 1209
Cayman Islands

Fax:	+1 345 946 4090	Fax:	+1 214 445 9705

Attention:	Andrew Johnson	Attention:	William S. Hayes

Kosmos

Executed and Delivered as a Deed by )

KOSMOS ENERGY GHANA HC )

in the presence of: )

	)		Per: W. Greg Dunlevy

	)		Title: Director

James Reeve			Name: W. Greg Dunlevy

Witness’s Signature

(Name)	James Reeve

(Address)	2 Widehurst Cottages, Thorn Road, Marden, Kent TN1Z 9LL

(Occupation)	Solicitor

(Note: The above details are to be completed in the witness’s own handwriting.)

Address:	P.O. Box 32322	Copy:	c/o Kosmos Energy LLC
	4th Floor Century Yard		8176 Park Lane
	Cricket Square		Suite 500
	Elgin Avenue		Dallas
	Georgetown		Texas 75231
	Grand Cayman		USA
KY1 – 1209
Cayman Islands

Fax:	+1 345 946 4090	Fax:	+1 214 445 9705

Attention:	Andrew Johnson	Attention:	William S. Hayes

KED

Executed and Delivered as a Deed by )

KOSMOS ENERGY DEVELOPMENT)

in the presence of: )

	)		Per: W. Greg Dunlevy

	)		Title: Director

James Reeve			Name: W. Greg Dunlevy

Witness’s Signature

(Name)	James Reeve

(Address)	2 Widehurst Cottages, Thorn Road, Marden, Kent TN1Z 9LL

(Occupation)	Solicitor

(Note: The above details are to be completed in the witness’s own handwriting.)

Address:	P.O. Box 32322	Copy:	c/o Kosmos Energy LLC
	4th Floor Century Yard		8176 Park Lane
	Cricket Square		Suite 500
	Elgin Avenue		Dallas
	Georgetown		Texas 75231
	Grand Cayman		USA
KY1 – 1209
Cayman Islands

Fax:	+1 345 946 4090	Fax:	+1 214 445 9705

Attention:	Andrew Johnson	Attention:	William S. Hayes

The Security Trustee

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

Address:

Fax:

Attention:

The Senior Facility Agent

STANDARD CHARTERED BANK

By: Olivier Mussat

Name: Olivier Mussat
Title: Director

The Senior Lenders

STANDARD CHARTERED BANK

By: Olivier Mussat	By: Ade Adeola

Name: Olivier Mussat	Name: Ade Adeola
Title: Director	Title: Managing Director Project and Export Finance

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

SOCIETE GENERALE

By: Kevin Price

Name: Kevin Price
Title: MD RBF

ABSA BANK LIMITED

By: JH De La Pasture	By: N. Balgobind

Name: JH De La Pasture	Name: N. Balgobind
Title: Principal	Title: Associate Principal

AFRICA FINANCE CORPORATION

By: Henry Morris

Name: Henry Morris
Title: Head, Project Finance

CORDIANT EMERGING LOAN FUND III, L.P.

By: Bertrand Millot	By: Donald S. McKelvie

Name: Bertrand Millot	Name: Donald S. McKelvie
Title: VP Portfolio Management	Title: Treasurer

CALYON

By: L. Renard	By: F. Pluta

Name: L. Renard	Name: F. Pluta
Title: Associate Director	Title: Head of RBL

INTERNATIONAL FINANCE CORPORATION

By: Delanson Crist

Name: Delanson Crist
Title: Senior Manager

The Senior Arrangers

STANDARD CHARTERED BANK

By: Olivier Mussat	By: Ade Adeola

Name: Olivier Mussat	Name: Ade Adeola
Title: Director	Title: Managing Director Project and Export Finance

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

SOCIETE GENERALE

By: Kevin Price

Name: Kevin Price
Title: MD RBF

ABSA BANK LIMITED

By: JH De La Pasture	By: N. Balgobind

Name: JH De La Pasture	Name: N. Balgobind
Title: Principal	Title: Associate Principal

AFRICA FINANCE CORPORATION

By: Henry Morris

Name: Henry Morris
Title: Head, Project Finance

INTERNATIONAL FINANCE CORPORATION

By: Delanson Crist

Name: Delanson Crist
Title: Senior Manager

CORDIANT EMERGING LOAN FUND III, L.P.

By: Bertrand Millot	By: Donald S. McKelvie

Name: Bertrand Millot	Name: Donald S. McKelvie
Title: VP Portfolio Management	Title: Treasurer

CALYON

By: L. Renard	By: F. Pluta

Name: L. Renard	Name: F. Pluta
Title: Associate Director	Title: Head of RBL

The Junior Lenders

STANDARD CHARTERED BANK

By: Olivier Mussat	By: Ade Adeola

Name: Olivier Mussat	Name: Ade Adeola
Title: Director	Title: Managing Director Project and Export Finance

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

AFRICA FINANCE CORPORATION

By: Henry Morris

Name: Henry Morris
Title: Head, Project Finance

INTERNATIONAL FINANCE CORPORATION

By: Delanson Crist

Name: Delanson Crist
Title: Senior Manager

The Junior Facility Agent

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

The Junior Arrangers

STANDARD CHARTERED BANK

By: Olivier Mussat	By: Ade Adeola

Name: Olivier Mussat	Name: Ade Adeola
Title: Director	Title: Managing Director Project and Export Finance

BNP PARIBAS SA

By: S. Cantoia	By: Olivier Warnan

Name: S. Cantoia	Name: Olivier Warnan
Title: Attorney	Title: Vice President

INTERNATIONAL FINANCE CORPORATION

By: Delanson Crist

Name: Delanson Crist
Title: Senior Manager

AFRICA FINANCE CORPORATION

By: Henry Morris

Name: Henry Morris
Title: Head, Project Finance